Nations

Annuity

Trust




                                                                   Annual Report
                                                               December 31, 2000




                                 [POLARIS LOGO]








                                                          [LOGO] Anchor National
                                                            A SunAmerica Company

TABLE OF CONTENTS

                                     PORTFOLIO COMMENTARY
                                     Nations Annuity Trust International Value Portfolio             2
                                     Nations Annuity Trust Marsico Focused Equities Portfolio        4
                                     Nations Annuity Trust Aggressive Growth Portfolio               5
                                     Nations Annuity Trust Marsico Growth & Income Portfolio         7
                                     Nations Annuity Trust Managed Index Portfolio                   8
                                     Nations Annuity Trust Value Portfolio                          10
                                     Nations Annuity Trust High Yield Bond Portfolio                12
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       14
                                     Statements of operations                                       34
                                     Statements of changes in net assets                            36
                                     Schedules of capital stock activity                            40
                                     Financial highlights                                           42
                                     Notes to financial statements                                  46

NATIONS INTERNATIONAL
VALUE PORTFOLIO

--------------------------------
 PORTFOLIO MANAGER
--------------------------------
LARGECAP INVESTMENT COMMITTEE,
Brandes Investment Partners, L.P.
PERFORMANCE
--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS INTERNATIONAL VALUE
                                                                         PORTFOLIO                       MSCI EAFE INDEX
                                                                ---------------------------              ---------------
July 7 2000                                                               10000.00                           10000.00
                                                                           9099.00                            9193.00
Dec. 31 2000                                                               9465.00                            8947.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/00)
--------------------------------

                                                  SINCE
                                                INCEPTION*
NATIONS INTERNATIONAL VALUE PORTFOLIO             -5.35%
MSCI EAFE                                        -10.53%

*Cumulative Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser, which have the effect of increasing total return. Had all fees and expenses been reflected the performance would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

For much of the period since the Portfolio's inception on July 7, 2000, stocks in overseas markets, especially within the technology sector, generally slumped amid a variety of concerns -- rising interest rates, worries about corporate profits, weaker currencies, higher oil prices and economic sluggishness.

The European Central Bank raised interest rates in August for the fifth time in 2000, and the Bank of Japan hiked rates for the first time in a decade. When measured against the U.S. dollar, the euro fell to a record low during the period and U.K. sterling fell to its lowest level in over seven years. Oil prices climbed to a 10-year high, raising inflation concerns and triggering protests throughout Europe.

Among emerging markets, higher oil prices proved the greatest detriment to returns, as many emerging countries are net importers of oil. In addition, because many emerging nations derive a high percentage of GDP from exports, the prospect of weaker global demand resulting from higher oil costs weighed on investor confidence. During the period, the MSCI Emerging Markets Free (EMF) Index(1) fell 25.1%.

Despite the difficult environment, reflected in the MSCI EAFE Index's(2) 10.53% decline, the Portfolio outperformed the Index and declined 5.35%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

Stock selection and a significant allocation to holdings with a strong performance in the United Kingdom were primarily responsible for the Portfolio's gains during the period. In addition, the Portfolio benefited from strict adherence to our value investing philosophy, as value stocks overseas tended to show resilience during a challenging environment. Extending a preference exhibited for much of the year, investors worldwide favored solid businesses trading at attractive prices -- precisely the types of companies in which we seek to invest -- and shed high-priced stocks, particularly within the technology industry.

For much of the year, our stock-by-stock research and analysis drove us to what we believed were attractively priced businesses in the United Kingdom. During the period, the Portfolio benefited from retaining their greatest exposure to this country. Among the best-performing U.K. holdings were issues in the food & household products and utilities sectors. Other top-performing companies were generally found in the beverages and tobacco, and banking industries. Declines among
INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS, AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1)The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is an unmanaged, market-capitalization-weighted Index of emerging-market countries determined by Morgan Stanley. The Index includes only those countries open to non-local investors. It is unavailable for Investment.

(2)The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
   EAFE) Index is an unmanaged, capitalization-weighted Index that tracks stocks traded in 21 countries in Europe, Australia and the Far East. It is unavailable for investment.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS INTERNATIONAL
VALUE PORTFOLIO (CONTINUED)

holdings in the telecommunications sector, as well as in Japan, negatively affected overall results. Telecom stocks tumbled in concert with many technology shares during the period. The Portfolio retains a substantial weighting in the telecom industry, reflecting our long-term conviction in favor of select companies in this area.

WHAT IS YOUR OUTLOOK FOR 2001?(4)

While we were encouraged by investors resuming their focus on valuations and, subsequently, value stocks return to favor, we recognize the limitations in attributing too much significance to short-term results. We believe overseas markets pose challenges, including expectations for weaker earnings in Europe and Japan amid a more sluggish economic environment. At the same time, global markets in general tend to pose some type of challenge. We continue to look for opportunities created by pessimism and short-term overreactions to developments that have little effect on underlying business strengths.

While sharp declines for a number of stocks in international markets may have drained investor confidence, the market's short-term fluctuations should have no effect on the execution of our approach. We continue to find and hold what we believe are solid businesses selling at bargain prices. Going forward, we remain confident that the continued application of our value investing philosophy will deliver favorable results and a margin of safety for long-term investors, as markets around the world recognize the undervalued companies held in the Portfolio.

We hope to build on this year's returns and extend the favorable gains we have delivered to shareholders over the long term.

(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGER
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC
PERFORMANCE
--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO FOCUSED EQUITIES
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                          10110.00                           10011.00
                                                                          11470.00                           10343.00
                                                                          10660.00                            9317.00
                                                                          13016.00                           11300.00
1999                                                                      14648.00                           11863.00
                                                                          15018.00                           12698.00
                                                                          15072.00                           11907.00
                                                                          19951.00                           13677.00
                                                                          20042.00                           13991.00
                                                                          18473.00                           13618.00
                                                                          19040.00                           13486.00
Dec. 31 2000                                                              16796.00                           12432.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/00)
--------------------------------

                                                SINCE
                                    1 YEAR    INCEPTION*
NATIONS MARSICO FOCUSED EQUITIES    -15.82%     20.61%
  PORTFOLIO
S&P 500                              -9.10%      8.19%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser, which have the effect of increasing total return. Had all fees and expenses been reflected the performance would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2000, Nations Marsico Focused Equities Portfolio had a total return of -15.82%, compared with a return of -9.10% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1).

In general, the year 2000 was not kind to growth-oriented investment strategies. The S&P 500 Index had its worst annual return since 1977. And, the NASDAQ, which lost nearly 40% last year, had its worst year since its inception in 1971. As corporate profits generally weakened in the context of six successive interest rate hikes by the Federal Reserve Board (the Fed) -- three in 1999 and three in 2000 -- we believe concerns grew about the risk of a possible U.S. recession.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)
The Portfolio's performance last year was attributable, in large part, to its technology-related holdings. However, the overall complexion of the Portfolio changed markedly over the course of 2000, highlighted by the considerable reduction in technology-related positions. We believe the U.S. economy has shifted to a slower growth mode. As a result, we anticipate that capital spending for technology will decelerate, which could create a dual effect of reduced growth rate for individual companies and slower overall economic activity. This led us to sell some of our largest technology positions like Oracle Corporation, and trim back others like EMC Corporation and Corning Incorporated.

As the technology weighting in the Portfolio has been reduced, assets have been shifted to sectors and industries that we believe offer the potential of stable earnings and revenue gains as U.S. economic growth decelerates. We have increased positions in financial services (Merrill Lynch, Lehman Brothers Holdings), retail (Tiffany & Company, Costco Wholesale), healthcare (Merck & Co, Baxter International), consumer related (Anheuser Busch) and lifecycle change companies (Boeing Company, General Dynamics Corporation).

WHAT IS YOUR OUTLOOK FOR 2001?(3)
It is important to emphasize that we continue to have an overall positive long-term investment outlook. While the Portfolio is postured quite differently compared to the beginning of 2000, our investment team continues to generate a high volume of new investment ideas. In our view, there are a number of fundamental macroeconomic underpinnings -- highlighted by lower interest rates, benign inflation, budget surpluses and productivity gains that we believe are durable and should provide a healthy overall backdrop for future equity returns. While gross domestic product (GDP)(4) growth has slowed from its robust levels of a year ago, we do not believe there is high risk of recession occurring. Furthermore, we think a rate cut by the Fed is the first step in moving towards a more favorable interest rate environment.

(1)The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issuers. It is unmanaged and unavailable for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

(4)Gross domestic product (GDP) is a broad measure of the health of the U.S. economy based on the output of goods and services.

NATIONS AGGRESSIVE
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGER
--------------------------------
GROWTH STRATEGIES TEAM,
Banc of America Capital Management,
Inc.
PERFORMANCE
--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                NATIONS AGGRESSIVE GROWTH                                 STANDARD & POOR'S 500
                                                        PORTFOLIO           RUSSELL 1000 GROWTH INDEX             INDEX
                                                -------------------------   -------------------------     ---------------------
Mar. 27 1998                                            10000.00                    10000.00                    10000.00
                                                         9890.00                    10000.00                    10011.00
                                                        10150.00                    10454.00                    10343.00
                                                         8620.00                     9505.00                     9317.00
                                                        10644.00                    12046.00                    11300.00
1999                                                    11145.00                    12813.00                    11863.00
                                                        11887.00                    13306.00                    12698.00
                                                        10915.00                    12819.00                    11907.00
                                                        11682.00                    16041.00                    13677.00
                                                        11030.00                    17185.00                    13991.00
                                                        10959.00                    16721.00                    13618.00
                                                        11120.00                    15822.00                    13486.00
Dec. 31 2000                                             8508.00                    12444.00                    12432.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/00)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS AGGRESSIVE GROWTH            -27.17%      -5.67%
  PORTFOLIO
RUSSELL 1000 GROWTH INDEX            -22.42%       8.26%
S&P 500                               -9.10%       8.19%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Aggressive Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2000, the Portfolio had a different name, investment objective and principal investment strategies.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser, which have the effect of increasing total return. Had all fees and expenses been considered the performance would have been lower.

The annual reports for the fiscal year ended December 31, 1999 and prior years compare the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Fund management believes the Russell 1000 Growth Index is a more appropriate benchmark because the composition of the Index more closely resembles the composition of the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?

The year 2000 was a year of significant change for what is now known as the Nations Aggressive Growth Portfolio (formerly Nations Disciplined Equity Portfolio). The Portfolio changed to a new investment style in May of 2000. The former style employed a quantitative investment approach, with an emphasis on value-oriented stocks. Conversely, the Portfolio's present style utilizes a combination of fundamental research and quantitative tools with a growth bias for purposes of its stock selection. For the 12 months ended December 31, 2000, the Portfolio returned a disappointing -27.17%, compared to the Russell 1000 Growth Index(1) return of -22.42% for the same time period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

To some degree, the Portfolio's underperformance for 2000 can be attributed to the timing of its change in investment style from value to aggressive growth. In early 2000, value stocks generally were still greatly out of favor with investors, as they were during all of 1999. While the Portfolio was still being managed with a bias toward value stocks, it had returned -12.60% through February 2000, down only 0.03% against its benchmark index at that time. As the new portfolio management team brought the composition of the Portfolio's stock holdings into alignment with its new benchmark, the Russell 1000 Growth Index, holdings in key sectors such as technology were materially increased. Unfortunately, the time frame of this change generally corresponded with the highest values attained by technology-oriented indices such as the NASDAQ Composite Index(3). The timing of the Portfolio's style change, combined with a turbulent fourth quarter for growth stocks, led to the year's disappointing performance. However, throughout the Portfolio's transition this year, we are pleased to report a positive data point. When the Portfolio's performance is examined from March 2000 through year-end 2000, it returned -16.01%, compared to its current benchmark's return of -22.40%. Strong performance in December, and a gradual approach to building the Portfolio's technology weighting throughout the year, aided its good relative performance during this time frame.

While the broad equity indices this year generated the worst returns seen in quite some time, they were especially challenging for growth investors. Many aggressive growth stocks were pressured by an overall deceleration of corporate earnings growth, high energy prices, uncertainty concerning the presidential election and late December inaction by the Federal Reserve Board (the Fed). The market's downturn was especially severe in the technology sector, as relatively high valuations and fears of slower capital spending led to sharply lower prices for most

(1)The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with price-to-book ratios and forecasted growth relative to the Russell 1000 Index as a whole. It is unavailable for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

NATIONS AGGRESSIVE
GROWTH PORTFOLIO (CONTINUED)

stocks in this group. Evidence of a slowdown in the U.S. economy caused many investors to seek refuge in industries that are perceived to be less sensitive to economic cycles, such as consumer staples and utilities. Additionally, investors continued to commit capital to the energy group, particularly to natural gas stocks, as pricing strength for these commodities continued throughout the year. Finally, fears of lower advertising spending weighed heavily on the shares of several media companies. Consequently, the markets underwent a broadening in terms of money flow, and moved swiftly away from the above-mentioned sectors.

WHAT IS YOUR OUTLOOK FOR 2001?(4)

We believe that the significant volatility experienced in 2000 is likely to continue into the first quarter of 2001. During this time, market participants should have an opportunity to digest more moderate earnings results and gain a better sense of how the Fed plans to address the state of the domestic economy.

Throughout the first half of 2001, we anticipate that the Fed will remain in an easing mode. Lower interest rates, combined with the likelihood of improving corporate earnings, should provide a more constructive environment for stocks. Such a backdrop should bode well for those companies having strong growth rates, attractive relative valuations and sustainable competitive advantages. Consequently, we will continue to seek out companies in sectors boasting faster revenue, cash flow or earnings growth rates relative to those of their peers. Other vital traits include solid management teams, unique business models and strong unit-volume growth. Going forward, we think discriminating investors are likely to assign appropriate valuations to individual stocks, rather than driving entire industry groups to extreme price levels.

(4)The outlook for the Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
GROWTH & INCOME PORTFOLIO

--------------------------------
 PORTFOLIO MANAGER
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC
PERFORMANCE
--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO GROWTH & INCOME      STANDARD & POOR'S 500 INDEX
                                                                         PORTFOLIO
                                                              -------------------------------      ---------------------------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                          10100.00                           10011.00
                                                                          11270.00                           10343.00
                                                                           9960.00                            9317.00
                                                                          12180.00                           11300.00
1999                                                                      13252.00                           11863.00
                                                                          13953.00                           12698.00
                                                                          13813.00                           11907.00
                                                                          18891.00                           13677.00
                                                                          20043.00                           13991.00
                                                                          18300.00                           13618.00
                                                                          18771.00                           13486.00
Dec. 31 2000                                                              16544.00                           12432.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/00)
--------------------------------

                                                  SINCE
                                      1 YEAR    INCEPTION*
NATIONS MARSICO GROWTH & INCOME       -12.42%     19.95%
  PORTFOLIO
S&P 500                                -9.10%      8.19%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth & Income Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser, which have the effect of increasing total return. Had all fees and expenses been reflected the performance would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2000, Nations Marsico Growth & Income Portfolio had a total return of -12.42%, compared with a return of -9.10% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1).

In general, the year 2000 was not kind to growth-oriented investment strategies. The S&P 500 Index had its worst annual return since 1977. And, the NASDAQ, which lost nearly 40% last year, had its worst year since its inception in 1971. As corporate profits generally weakened in the context of six successive interest rate hikes by the Federal Reserve Board (the Fed) -- three in 1999 and three in 2000 -- we believe concerns grew about the risk of a possible U.S. recession.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)
The Portfolio's performance last year was attributable, in large part, to its technology-related holdings. However, the overall complexion of the Portfolio changed markedly over the course of 2000, highlighted by the considerable reduction in technology-related positions. We believe the U.S. economy has shifted to a slower growth mode. As a result, we anticipate that capital spending for technology will decelerate, which could create a dual effect of reduced growth rate for individual companies and slower overall economic activity. This led us to sell some of our largest technology positions like Oracle Corporation, and trim back others like EMC Corporation and Corning Incorporated.

As the technology weighting in the Portfolio has been reduced, assets have been shifted to sectors and industries that we believe offer the potential of stable earnings and revenue gains as U.S. economic growth decelerates. We have increased positions in financial services (Merrill Lynch, Lehman Brothers Holdings), retail (Tiffany & Company, Costco Wholesale), healthcare (Merck & Co, Baxter International), consumer related (Anheuser Busch) and lifecycle change companies (Boeing Company, General Dynamics Corporation).

WHAT IS YOUR OUTLOOK FOR 2001?(3)
It is important to emphasize that we continue to have an overall positive long-term investment outlook. While the Portfolio is postured quite differently from the beginning of 2000, our investment team continues to generate a high volume of new investment ideas. In our view, there are a number of fundamental macroeconomic underpinnings -- highlighted by lower interest rates, benign inflation, budget surpluses and productivity gains that we believe are durable and should provide a healthy overall backdrop for future equity returns. While gross domestic product (GDP)(4) growth has slowed from its robust levels of a year ago, we do not believe there is high risk of recession occurring. Furthermore, we think a rate cut by the Fed is the first step in moving towards a more favorable interest rate environment.

(1)The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issuers. It is unmanaged and unavailable for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

(4)Gross domestic product (GDP) is a broad measure of the health of the U.S. economy based on the output of goods and services.

NATIONS MANAGED
INDEX PORTFOLIO

--------------------------------
 PORTFOLIO MANAGER
--------------------------------
QUANTITATIVE STRATEGIES TEAM,
Banc of America Capital Management, Inc.
PERFORMANCE
--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MANAGED INDEX PORTFOLIO      STANDARD & POOR'S 500 INDEX
                                                              -------------------------------      ---------------------------
Mar. 27, 1998                                                             10000.00                           10000.00
                                                                          10010.00                           10011.00
                                                                          10320.00                           10343.00
                                                                           9270.00                            9317.00
                                                                          11139.00                           11300.00
1999                                                                      11541.00                           11863.00
                                                                          12397.00                           12698.00
                                                                          11562.00                           11907.00
                                                                          13174.00                           13677.00
                                                                          13346.00                           13991.00
                                                                          13033.00                           13618.00
                                                                          12851.00                           13486.00
Dec. 31, 2000                                                             11658.00                           12432.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/00)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS MANAGED INDEX PORTFOLIO      -11.51%      5.70%
S&P 500                               -9.10%      8.19%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Managed Index Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser, which have the effect of increasing total return. Had all fees and expenses been reflected the performance would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?
As the first year of the new millennium closed, a rapidly decelerating domestic economy, slowing global business climate, geopolitical hotspots, dot.com bombs, deteriorating consumer confidence, and slowing retail sales combined to give most investors and the Federal Reserve Board a hangover from the intoxication of one of history's great bull runs.
Nations Managed Index Portfolio declined 11.51% versus the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1) drop of 9.10% over the year 2000.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)
The technology sector bears most of the blame for the market's pain. The 2000 "tech-wreck" was massive as the sector lost 10% of its overall value in December, 32.5% for the three month period ending December 31, 2000 and 40% for the year. Healthcare posted the best sector contribution for the year, gaining 40%. After what seems an eternity, value stocks had some time to bask in the sun as a number of lower P/E sectors posted increased returns over the year. Utilities gained 55%, financials 25%, energy 20% and transports 20% for the year.
Consistent with these results, but extremely volatile on a month-to-month basis, value factors generally proved to be the most robust stock selection components during 2000. Earnings momentum factors were less effective while pure growth factors often produced extremely poor results during the full year.
For the year 2000, stock selection was essentially neutral in two sectors, positive in five and negative in five of the twelve economic sectors, with technology being the most problematic sector.
On the positive side, the consumer staples sector was led by a modest overweighting in tobacco and underweighting in household products. The capital goods sector was powered by diversified manufacturing. Financials benefited from commercial banking and consumer cyclicals were bolstered by good results in housing and furnishing.
On the other hand, weakness in the healthcare sector is principally attributable to the pharmaceutical industry group. Within the technology sector, negative Portfolio contribution was concentrated in the computers/office equipment and networking/telecom equipment industry groups.
The largest positive individual contributors to Portfolio performance over the year were Loews, United Healthcare, Tyco International, Lucent Technologies and Boeing. Positions that hindered performance included Enron, Sun Microsystems, ADC Telecommunications, Nortel Networks and Seagate Technology/Veritas.

(1)The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MANAGED
INDEX PORTFOLIO (CONTINUED)

Overall, disappointing Portfolio performance in 2000 can be broadly attributable to an investment discipline that relies on longer-term factors. The factors tend not to operate well in an extremely volatile market lacking consistent leadership or trends, which is what we believe we had for much of 2000.

WHAT IS YOUR OUTLOOK FOR 2001?(3)

Due to the disruption of large market segments (i.e., technology) during 2000, we instituted changes in our investment process that we are optimistic will lead to positive long-term improvements in the future. The effect of these improvements began to come to fruition after mid-year, in the midst of a market that was changing character dramatically. We believe our improved process will continue to provide benefits in the coming year.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGER
--------------------------------
VALUE STRATEGIES TEAM,
Banc of America Capital Management,
Inc.
PERFORMANCE
--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]


                                                               NATIONS VALUE PORTFOLIO        STANDARD & POOR'S 500 INDEX
                                                               -----------------------        ---------------------------
Mar. 27, 1998                                                          10000.00                        10000.00
                                                                        9940.00                        10011.00
                                                                        9940.00                        10343.00
                                                                        8780.00                         9317.00
                                                                       10488.00                        11300.00
1999                                                                   10398.00                        11863.00
                                                                       11211.00                        12698.00
                                                                       10207.00                        11907.00
                                                                       10710.00                        13677.00
                                                                       10639.00                        13991.00
                                                                       10366.00                        13618.00
                                                                       11053.00                        13486.00
Dec. 31, 2000                                                          11510.00                        12432.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/00)
--------------------------------

                                                  SINCE
                                      1 YEAR    INCEPTION*
NATIONS VALUE PORTFOLIO                7.47%      5.21%
S&P 500                               -9.10%      8.19%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser, which have the effect of increasing total return. Had all fees and expenses been reflected the performance would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?
The year 2000 will be remembered as the year technology dominated investors' thoughts. It began with optimism based on the view that enhancements in technology helped save the modern world from a Y2K conversion crisis. It ended with pessimism as the technology-laden NASDAQ Composite Index(1) suffered the worst year in its 30-year existence. The over-inflated dot.com bubble had burst. During the year, oil prices went to an extreme as well, rising to a 30-year high of $36 a barrel. Plus, utility stocks increased more than 50%, bonds provided double-digit gains and the world was subjected to the longest post-U.S. presidential election debacle in modern history.

Considering all of this, on top of the Federal Reserve Board's (the Fed) six interest rate increases over the last 24 months, it's not surprising that the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(2) declined 9.10%, its worst calendar year since 1977. By comparison, Nations Value Portfolio increased 7.47%, soundly beating the market and confounding many doomsayers. Contrary to popular belief, value investing appears alive and well.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)
The Portfolio's performance for the calendar year reflected several factors: first, the market's revival of the value style of investing; second, strong stock selection, supported by in-depth research; and third, our abilities in utilizing research to determine appropriate sector weightings within the Portfolio.

The sectors making the greatest contribution to performance relative to the S&P 500 Index were technology, financials, utilities and consumer staples. As we stated in June of 2000, we believed "that the tremendous increase in technology stocks would dissipate over the coming year as stocks in this sector are now selling, on average, at incredibly high levels relative to their sustainable growth rates." Consequently, we had been reducing our weighting in the technology sector throughout the year. Therefore, the Portfolio benefited by owning roughly 14% in technology, relative to a market weighting of approximately 26%, when technology stocks declined significantly during the second half of the year.

The Portfolio's overweighting in the financial services sector also benefited performance when the sector increased 43%, led by Paine Webber, which was acquired by UBS, a major Swiss bank, at a significant premium. Other holdings such as Federal Home Loan Mortgage Corporation, Cigna Corp., Merrill Lynch & Company and Associates First Capital Corp. advanced sharply in response to the anticipated end of the Fed's tightening, as well as continued industry consolidation.

The best performing sector in the Portfolio, and in the market last year, was the utilities sector. Investors' flight to more stable growth and conservative investments, as well as the attraction of buying lower-priced companies with improving fundamentals, drove this sector's

(1)The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

(2)The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS VALUE
PORTFOLIO (CONTINUED)

success. Teco Energy, American Water Works, Inc., FPL Group, Inc., and Dominion Resources, Inc. led the group with returns greater than 40% for the year.

The consumer staples sector increased 38% as investors sought the comfort of more stable earnings companies in a volatile market. In the Portfolio, shares of Philip Morris gained nearly 106% as litigation risk was perceived to have subsided and the company's intrinsic value was apparently recognized in the marketplace. PepsiCo was also a standout performer, advancing 43% for the year.

The Portfolio's biggest challenge was in the economically sensitive basic materials sector, which is comprised of cyclical and commodity companies. Stocks in this group were weak across the board (with the exception of energy) as high raw material costs and weak sales hammered profitability. However, the Portfolio's weighting in this group was just 4% of the total portfolio.

WHAT IS YOUR OUTLOOK FOR 2001?(4)
As we look forward, in our view, the overall tone of the market has improved for value equity investors. After several years of being out of favor, we believe the value style should benefit in the future from a market that appears to have become more rational and valuation conscious. We believe that slower economic growth with modest inflation augurs well for value equities. The current strategy is to continue to overweight the most attractive sectors within the discipline when viewed from a "bottom-up," relative valuation approach. We think these sectors include capital goods, communication services, consumer staples, energy, financials and utilities. The most underweighted sectors are consumer cyclicals, healthcare and technology. Should valuations in these areas become more attractive, we may add to our holdings in them.

Nations Value Portfolio's style is based on the premise that stock prices are more volatile than business fundamentals and that active security selection improves performance over time. We believe that proprietary research is a critical component of investment success and opportunities are uncovered by a constant search for new information. The reward for assuming risk varies over time, therefore dynamic risk management should increase consistency.

Within this framework, the Portfolio's style is a value approach in which the team seeks superior returns by investing in sound, proven businesses that are considered statistically inexpensive relative to their intrinsic value due to investor indifference or unpopularity. This approach also encompasses a long-term view of value investing with its potential long-term rewards.

We believe the Portfolio represents a collection of strong companies deemed to be trading substantially below their perceived future earnings power and dividend paying capabilities.

(4)The outlook for the Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS HIGH YIELD
BOND PORTFOLIO

--------------------------------
 PORTFOLIO MANAGER
--------------------------------
HIGH YIELD BOND PORTFOLIO
MANAGEMENT TEAM,
MacKay Shields LLC
PERFORMANCE
--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                             NATIONS HIGH YIELD BOND PORTFOLIO     CSFB GLOBAL HIGH YIELD INDEX
                                                             ---------------------------------     ----------------------------
Jul. 7 2000                                                              10000.00                            10000.00
                                                                          9970.00                            10068.00
Dec. 31 2000                                                              9466.00                             9559.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/00)
--------------------------------

                                                  SINCE
                                                INCEPTION*
NATIONS HIGH YIELD BOND PORTFOLIO                 -5.34%
CSFB GLOBAL HIGH YIELD INDEX                      -4.41%

*Cumulative Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser, which have the effect of increasing total return. Had all fees and expenses been reflected the performance would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?
Since its inception on July 7, 2000 through December 31, 2000, Nations High Yield Bond Portfolio returned -5.34%. The Portfolio underperformed the return of the CS First Boston Global High Yield Index(1) for the same period, which returned -4.41%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)
During the year 2000, the "New Economy" lost the wind in its sails, replaced by headwinds as the Federal Reserve Board's (the Fed) tightening campaign began to show results. In all, the Fed raised rates 1.75% from May of 1999 through June of 2000 in its bout to slow growth and keep inflation in check. While these preemptive strikes had little impact on energy prices, they were incredibly effective in many sectors of the economy, and in particular on financial assets, as cash outperformed most asset classes, including high yield, which posted one of its poorest returns in history. Volatility was so extreme throughout the period that many investors took to the sidelines, pulling cash out of stock and bond funds and parking it in money markets, attracted by positive yields.

Generally, earnings and interest rates drive stock and high-yield bond prices, and there was little good news in this respect throughout the year. We were optimistic on high yield during the year, but we underestimated the Fed's aggressiveness and how severely higher rates would impact the economy and capital markets. As the economy chilled, many companies lowered earnings forecasts, with several missing even lowered estimates. Within the high-yield market, the impact was more pronounced in certain industries. Among them, the telecom sector, which had grown to rely on easy access to capital in order to fund its growth, fell out of bed as access to that capital was seemingly unavailable at any price. The metals and mining sector was also bleak due to low steel and commodity prices. Finally, many chemical producers saw earnings plummet as rising energy and feedstock costs could not be passed onto consumers.

On the technical front, liquidity in the high-yield market hit all-time lows. Poor technicals impacted new issuance, which was down sharply during the year. One bright spot was the continued movement by pension funds and the leveraged collateralized-bond obligation (CBO) community to the high-yield market despite its challenges.

The Portfolio's underweighted position in telecom, and metals and mining helped performance as these sectors generally were the year's worst performers. Our healthcare, gaming, and electric utility investments helped as these sectors were top performers. The Portfolio's overweighting in lower-quality, single B credits had a negative impact on performance relative to the benchmark as BB's sharply outperformed single B's due to a general flight to quality.

The Portfolio's top-performing positions included the healthcare credits Apria Healthcare, Magellan Health Services, and Fountain View. Crescent Real Estate Equities, a real estate investment trust (REIT) focusing primarily on office property, was a strong performer as rents

THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

(1)The CS First Boston Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market. It is unavailable for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)

rose in their Texas markets due to an improving regional economy. The electric utility credits that made positive contributions included AES and Western Resources. On the downside, our investment in international cable negatively impacted performance as these credits traded markedly lower on the same concerns experienced by the telecom sector.

Two areas of more recent focus within the Portfolio include distressed debt and "fallen angels". As the economy slows, we are seeking to find companies that we believe have terrific franchises or asset values trading at steeply discounted prices. We initiated positions in Conseco, an insurer, and Crown Cork & Seal, a packaging company, during the second half of the year. We also picked up higher rated Royal Caribbean Cruise Lines and British Sky Broadcasting following ratings downgrades.

WHAT IS YOUR OUTLOOK FOR 2001?(3)
Heading into the new year, we believe the Fed will continue to cut rates throughout 2001 in its effort to engineer a "soft landing". The history books suggest that such a scenario may result in a steepening of the yield curve, making short-term bonds less attractive, and encouraging investors to move money into higher-yielding instruments. In our opinion, this has the potential to be the underpinning for a strong technical rally in the high-yield market. In these rallies, lower-rated credits (single B's) tend to outperform higher rated ones, and deferred interest securities tend to outperform cash pays.

Regarding fundamentals, the economy and the stock market are our key concerns, as they relate to the default rate. Defaults reached 6% during 2000, up from 5% in the prior year and forecasts point to yet another increase in defaults during 2001. Many proponents believe increased defaults are fully priced into the market, and some suggest the high-yield market has even priced in a recession. Regardless of higher defaults, we feel that if the Fed is successful in producing a "soft landing", high-yield spreads will tighten substantially as the risk of recession subsides.

In this environment we continue to favor single B's, which could outperform in a strong market. Yet we are underweighting cyclical sectors including auto parts manufacturers, building products and homebuilders, steel companies, paper companies and retailers, which, in our view, are the most likely to be hurt in a recession. This "barbell" approach could help us participate in an up market yet minimize the impact of the slowdown. One area we are underweighting -- telecom -- has the potential to rally sharply during 2001. However, most names do not fit our process and many of these issuers may come back to the capital markets, putting pressure on their bond prices. As always, we will continue our focus on companies with strong asset coverage and/or free cash flow.

In summary, it was generally a poor year for high-yield bonds. However, we are encouraged by a few things. Historically, a combination of Fed easing and a steepening yield curve has boded well for the high-yield bond market. In addition, valuations generally remain at all time lows, with spreads of more than 150% over U.S. Treasuries, as opposed to 80% at the beginning of 2000. With relatively cheap valuations and improving technicals courtesy of the Fed, we believe our asset class has the key ingredients to post strong returns in a 2001 "soft landing".

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS FUNDS
Nations Annuity Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2000

 SHARES                                               VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 92.5%
            ARGENTINA -- 1.3%
   1,700    Telecom Argentina Stet -- France
              Telecom SA, ADR....................   $   26,669
                                                    ----------
            BRAZIL -- 5.7%
   3,900    Banco Bradesco SA, ADR...............       28,000
     230    Brasil Telecom Participacoes SA,
              ADR................................       13,570
   4,300    Centrais Eletricas Brasileiras SA,
              ADR (Electrobas)++.................       39,747
     530    Companhia de Bebidas das Americas
              (Ambev), ADR.......................       13,648
   1,070    Petroleo Brasileiros SA, ADR.........       25,120
                                                    ----------
                                                       120,085
                                                    ----------
            CANADA -- 0.7%
     610    TELUS Corporation....................       15,822
                                                    ----------
            CHINA -- 0.6%
     816    PetroChina Company Ltd., ADR.........       13,515
                                                    ----------
            DENMARK -- 1.4%
   1,700    Den Danske Bank, ADR.................       30,578
                                                    ----------
            FRANCE -- 4.8%
     680    Alcatel SA, ADR......................       38,038
   1,230    Compagnie Generale des
              Establessements Michelin...........       44,519
     230    Eridania Beghin-Say SA...............       19,996
                                                    ----------
                                                       102,553
                                                    ----------
            GERMANY -- 5.9%
     690    BASF AG..............................       30,662
     880    Bayersche Motoren Werke AG...........       28,752
     650    Deutsche Telekom AG, ADR.............       19,013
     770    E.On AG, ADR.........................       46,489
                                                    ----------
                                                       124,916
                                                    ----------
            HONG KONG -- 1.7%
   4,400    CLP Holdings Ltd., ADR...............       21,944
   1,900    Swire Pacific, Ltd. 'A', ADR.........       13,702
                                                    ----------
                                                        35,646
                                                    ----------
            IRELAND -- 1.9%
     820    Allied Irish Banks plc, ADR..........       19,270
     560    Bank of Ireland, ADR.................       21,980
                                                    ----------
                                                        41,250
                                                    ----------
            ITALY -- 4.7%
     800    ENI SpA, ADR.........................       51,450
     440    Telecom Italia SpA, ADR..............       48,537
                                                    ----------
                                                        99,987
                                                    ----------
            JAPAN -- 15.6%
   3,280    Bank of Tokyo-Mitsubishi, Ltd.,
              ADR................................       31,775
   3,000    Daiwa House Industry Company,
              Ltd. ..............................       18,651
     410    Hitachi Ltd., ADR....................       35,491
       6    Japan Tobacco, Inc. .................       46,550
     870    Komatsu Ltd. ........................       15,389
   1,100    Matsushita Electric Industrial
              Company Ltd., ADR..................       25,713
   8,000    Mitsubishi Heavy Industries, Ltd. ...       34,886
   8,000    Nippon Mitsubishi Oil Company, Ltd.,
              Ord................................       38,529
     530    Nippon Telegraph & Telephone
              Corporation, ADR...................       18,914

 SHARES                                               VALUE
--------------------------------------------------------------
            JAPAN -- (CONTINUED)
     470    Sakura Bank, Ltd., ADR++.............   $   28,398
     640    Tokio Marine & Fire Insurance
              Company, Ltd., ADR.................       36,480
                                                    ----------
                                                       330,776
                                                    ----------
            MEXICO -- 1.8%
     860    Telefonos de Mexico, ADR.............       38,807
                                                    ----------
            NETHERLANDS -- 3.1%
     530    Akzo Nobel NV, ADR...................       28,223
     474    ING Groep NV, ADR....................       37,978
                                                    ----------
                                                        66,201
                                                    ----------
            NEW ZEALAND -- 1.1%
   1,350    Telecom Corporation of New Zealand
              Ltd., ADR..........................       22,528
                                                    ----------
            PORTUGAL -- 1.2%
   2,800    Portugal Telecommunications, ADR.....       25,200
                                                    ----------
            SINGAPORE -- 1.8%
     410    DBS Group Holdings, ADR..............       18,537
   3,200    Jardine Matheson Holdings, Ltd.,
              ADR................................       19,520
                                                    ----------
                                                        38,057
                                                    ----------
            SOUTH AFRICA -- 3.4%
   1,190    De Beers Consolidated Mines, Ltd.,
              ADR................................       31,833
   5,870    South African Breweries, ADR.........       41,253
                                                    ----------
                                                        73,086
                                                    ----------
            SOUTH KOREA -- 2.0%
   1,720    Korea Electric Power Corporation,
              ADR................................       17,630
   1,580    Pohang Iron & Steel Company Ltd.,
              ADR................................       24,589
                                                    ----------
                                                        42,219
                                                    ----------
            SPAIN -- 3.0%
   1,800    Banco Bilbao Vizcaya Argentaria SA,
              ADR................................       26,438
     750    Telefonica SA, ADR++.................       37,500
                                                    ----------
                                                        63,938
                                                    ----------
            SWITZERLAND -- 1.8%
   1,530    Swisscom AG, ADR++...................       39,205
                                                    ----------
            UNITED KINGDOM -- 28.5%
   1,900    BAE Systems plc, ADR.................       43,368
     540    BOC Group plc, ADR...................       16,538
   3,880    British American Tobacco plc, ADR....       61,352
   1,230    British Energy plc, ADR..............       18,219
     350    British Telecom plc, ADR.............       30,363
   1,170    Cadbury Schweppes plc, ADR...........       33,929
   2,110    Corus Group plc, ADR.................       21,100
   1,318    Diageo plc, ADR......................       58,486
     230    HSBC Holdings plc, ADR...............       16,928
     980    Imperial Chemical Industries plc,
              ADR................................       33,014
     300    Innogy Holdings plc, ADR.............        8,175
     300    International Power plc, ADR++.......       10,500
   8,610    Invensys plc, ADR....................       40,257
   1,200    J Sainsbury plc, ADR.................       28,430
   2,140    Marks & Spencer plc, ADR.............       35,676
   2,010    Reckitt Benckiser plc................       27,681
   1,280    Rolls-Royce plc, ADR.................       19,025

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2000

 SHARES                                               VALUE
--------------------------------------------------------------
            UNITED KINGDOM -- (CONTINUED)
   3,250    Royal & Sun Alliance Insurance Group
              plc................................   $   27,816
   2,050    Unilever plc, ADR....................       70,853
                                                    ----------
                                                       601,710
                                                    ----------
            VENEZUELA -- 0.5%
     530    Cia Anonima Nacional Telefonos de
              Venezuela, ADR (CANTV).............       10,037
                                                    ----------
            TOTAL COMMON STOCKS
              (Cost $1,980,523)..................    1,962,785
                                                    ----------
            PREFERRED STOCKS -- 1.3%
            (Cost $30,550)
            BRAZIL -- 1.3%
     370    Telecomunicacoes Brasileiras SA, ADR
              Pfd. Block.........................       26,964
                                                    ----------
            INVESTMENT COMPANIES -- 6.0%
            (Cost $128,000)
 128,000    Nations Cash Reserves#...............      128,000
                                                    ----------
            TOTAL INVESTMENTS
              (Cost $2,139,073*)..........   99.8%   2,117,749
                                                    ----------
            OTHER ASSETS AND LIABILITIES
              (NET).......................    0.2%
            Cash.................................   $      657
            Receivable for Fund shares sold......        8,931
            Dividends receivable.................        4,709
            Interest receivable..................          766
            Receivable from investment advisor...        5,795
            Administration fee payable...........         (362)
            Accrued Trustees' fees and
              expenses...........................       (4,790)
            Accrued expenses and other
              liabilities........................      (11,911)
                                                    ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)..............................        3,795
                                                    ----------
            NET ASSETS....................  100.0%  $2,121,544
                                                    ==========

                                                      VALUE
--------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income.............................   $      425
            Accumulated net realized gain on
              investments sold...................          894
            Net unrealized depreciation of
              investments........................      (21,324)
            Paid-in capital......................    2,141,549
                                                    ----------
            NET ASSETS...........................   $2,121,544
                                                    ==========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($2,121,544 / 225,039 shares of
              common stock outstanding)..........        $9.43
                                                         -----
                                                         -----

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $21,324 on investment securities was comprised of gross appreciation of $140,051 and gross depreciation of $161,375 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $2,139,073.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2000

At December 31, 2000, sector diversification was as follows:

                                                                % OF NET
SECTOR DIVERSIFICATION                                           ASSETS                 VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications services.................................         16.3%          $      346,165
Commercial banking..........................................         10.7                  228,107
Food products...............................................          5.6                  119,279
Chemicals -- Specialty......................................          5.2                  109,352
Tobacco.....................................................          5.1                  107,902
Integrated oil..............................................          4.2                   90,085
Diversified manufacturing...................................          4.1                   86,746
Automotive..................................................          3.5                   73,271
Beverages...................................................          3.4                   72,134
Diversified electronics.....................................          3.1                   65,460
Insurance...................................................          3.0                   64,296
Aerospace and defense.......................................          2.9                   62,393
Department and discount stores..............................          2.6                   55,196
Heavy machinery.............................................          2.4                   50,275
Metals and mining...........................................          2.4                   50,052
Steel.......................................................          2.2                   45,689
Commercial services.........................................          1.9                   41,253
Electric power -- Non nuclear...............................          1.9                   40,619
Energy -- Miscellaneous.....................................          1.8                   38,529
Networking and telecommunications equipment.................          1.8                   38,038
Other.......................................................          8.4                  177,944
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         92.5                1,962,785
PREFERRED STOCKS............................................          1.3                   26,964
INVESTMENT COMPANIES........................................          6.0                  128,000
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................         99.8                2,117,749
OTHER ASSETS AND LIABILITIES (NET)..........................          0.2                    3,795
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $    2,121,544
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Marsico Focused Equities Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2000

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCKS -- 87.9%
              AEROSPACE AND DEFENSE -- 8.3%
    102,933   Boeing Company.................   $  6,793,578
     71,154   General Dynamics Corporation...      5,550,012
                                                ------------
                                                  12,343,590
                                                ------------
              AIRLINES -- 2.9%
    129,590   Southwest Airlines Company.....      4,345,153
                                                ------------
              BEVERAGES -- 3.2%
    105,361   Anheuser-Busch Companies,
                Inc..........................      4,793,926
                                                ------------
              BROADCASTING AND CABLE -- 1.1%
     34,587   Clear Channel Communications,
                Inc.++.......................      1,675,308
                                                ------------
              COMMERCIAL BANKING -- 6.9%
     65,144   Chase Manhattan Corporation....      2,959,981
    143,478   Citigroup Inc..................      7,326,345
                                                ------------
                                                  10,286,326
                                                ------------
              COMPUTER SERVICES -- 4.7%
     59,521   Automatic Data Processing,
                Inc..........................      3,768,423
     49,073   EMC Corporation++..............      3,263,355
                                                ------------
                                                   7,031,778
                                                ------------
              CONSUMER CREDIT AND
                MORTGAGES -- 0.6%
     16,414   American Express Company.......        901,744
                                                ------------
              CONSUMER SERVICES -- 3.3%
    124,466   Costco Wholesale Corporation...      4,970,861
                                                ------------
              DEPARTMENT AND DISCOUNT
                STORES -- 2.7%
     74,999   Wal-Mart Stores, Inc...........      3,984,322
                                                ------------
              DIVERSIFIED
                MANUFACTURING -- 4.4%
    135,467   General Electric Company.......      6,493,949
                                                ------------
              HEALTH SERVICES -- 1.5%
     49,050   Tenet Healthcare Corporation...      2,179,659
                                                ------------
              INTEGRATED OIL -- 1.4%
     43,218   BP Amoco plc, ADR..............      2,069,062
                                                ------------
              INVESTMENT SERVICES -- 13.8%
     44,938   Goldman Sachs Group, Inc.......      4,805,557
     51,006   Lehman Brothers Holdings
                Inc..........................      3,449,281
    113,713   Merrill Lynch & Company,
                Inc..........................      7,753,805
     56,231   Morgan Stanley Dean Witter &
                Company......................      4,456,307
                                                ------------
                                                  20,464,950
                                                ------------
              LODGING AND RECREATION -- 2.0%
     47,415   Four Seasons Hotels Inc.##.....      3,016,779
                                                ------------
              MEDICAL DEVICES AND SUPPLIES --
                1.8%
      9,213   Baxter International Inc.......        813,623
     33,580   Guidant Corporation++..........      1,811,221
                                                ------------
                                                   2,624,844
                                                ------------

  SHARES                                           VALUE
------------------------------------------------------------
              NETWORKING AND
                TELECOMMUNICATIONS
                EQUIPMENT -- 5.2%
     69,526   Corning Inc. ..................   $  3,671,842
     92,843   Nokia Corporation, ADR.........      4,038,670
                                                ------------
                                                   7,710,512
                                                ------------
              PHARMACEUTICALS -- 13.8%
    107,965   Genentech, Inc.++..............      8,799,147
     70,843   Merck & Company, Inc...........      6,632,676
    111,306   Pfizer Inc. ...................      5,120,076
                                                ------------
                                                  20,551,899
                                                ------------
              SOFTWARE -- 3.1%
     78,601   Adobe Systems Inc. ............      4,573,596
                                                ------------
              SPECIALTY STORES -- 7.2%
    166,274   Home Depot, Inc................      7,596,644
     99,789   Tiffany & Company..............      3,155,827
                                                ------------
                                                  10,752,471
                                                ------------
              TOTAL COMMON STOCKS
                (Cost $118,084,643)..........    130,770,729
                                                ------------

 PRINCIPAL
  AMOUNT
-----------
              SHORT TERM INVESTMENTS -- 12.0%
                (Cost $17,895,276)
              FEDERAL HOME LOAN BANK
                (FHLB) -- 12.0%
$17,900,000   Discount note 01/02/01.........     17,895,276
                                                ------------
  SHARES
-----------
              INVESTMENT COMPANIES -- 1.9%
                (Cost $2,791,219)
  2,791,219   Nations Cash Reserves#.........      2,791,219
                                                ------------
              TOTAL INVESTMENTS
                (Cost $138,771,138*)... 101.8%   151,457,224
                                                ------------
              OTHER ASSETS AND
                LIABILITIES (NET).....   (1.8)%
              Cash...........................   $        324
              Receivable for Fund shares
                sold.........................        109,855
              Dividends receivable...........         73,284
              Interest receivable............            241
              Unamortized organization
                costs........................          8,594
              Collateral on securities
                loaned.......................     (2,717,219)
              Investment advisory fee
                payable......................        (90,073)
              Administration fee payable.....        (28,328)
              Accrued Trustees' fees and
                expenses.....................        (14,810)
              Accrued expenses and other
                liabilities..................        (84,977)
                                                ------------
              TOTAL OTHER ASSETS AND
                LIABILITIES (NET)............     (2,743,109)
                                                ------------
              NET ASSETS..............  100.0%  $148,714,115
                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Marsico Focused Equities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2000

                                                   VALUE
------------------------------------------------------------
              NET ASSETS CONSIST OF:
              Accumulated net realized loss
                on investments sold..........   $ (5,837,608)
              Net unrealized appreciation of
                investments..................     12,686,086
              Paid-in capital................    141,865,637
                                                ------------
              NET ASSETS.....................   $148,714,115
                                                ============
              NET ASSET VALUE, OFFERING AND
                REDEMPTION PRICE PER SHARE
              ($148,714,115 / 9,120,578
                shares of common stock
                outstanding).................         $16.31
                                                      ------
                                                      ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $12,509,372 on investment securities was comprised of gross appreciation of $15,271,415 and gross depreciation of $2,762,043 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $138,947,852.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $2,717,219.

## All or a portion of security was on loan at December 31, 2000.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Aggressive Growth Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2000

 SHARES                                               VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 98.8%
            AEROSPACE AND DEFENSE -- 0.6%
    375     L-3 Communications Holdings,
              Inc.++.............................   $   28,875
                                                    ----------
            BEVERAGES -- 2.4%
    990     Coca-Cola Company....................       60,328
  1,305     PepsiCo, Inc. .......................       64,679
                                                    ----------
                                                       125,007
                                                    ----------
            BROADCASTING AND CABLE -- 1.2%
  1,260     Viacom Inc.++........................       58,905
                                                    ----------
            COMMERCIAL BANKING -- 0.4%
    378     Citigroup Inc. ......................       19,302
                                                    ----------
            COMPUTER SERVICES -- 9.1%
  2,629     America Online Inc.++................       91,489
  2,015     EMC Corporation++....................      133,998
  1,830     First Data Corporation...............       96,418
  1,670     I2 Technologies Inc. ................       90,806
    725     VeriSign, Inc.++.....................       53,786
                                                    ----------
                                                       466,497
                                                    ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.4%
  1,610     Palm, Inc.++.........................       45,583
  2,790     Sun Microsystems, Inc. ..............       77,771
                                                    ----------
                                                       123,354
                                                    ----------
            CONGLOMERATES -- 1.8%
  1,670     Tyco International Ltd. .............       92,685
                                                    ----------
            CONSUMER CREDIT AND MORTGAGES -- 1.6%
  2,220     MBNA Corporation.....................       82,001
                                                    ----------
            CONSUMER SERVICES -- 1.0%
  1,210     Estee Lauder Companies Inc. .........       53,013
                                                    ----------
            DEPARTMENT AND DISCOUNT STORES -- 3.3%
  1,260     Target Corporation...................       40,635
  2,395     Wal-Mart Stores, Inc. ...............      127,234
                                                    ----------
                                                       167,869
                                                    ----------
            DIVERSIFIED MANUFACTURING -- 5.2%
    610     Danaher Corporation..................       41,709
  4,650     General Electric Company.............      222,909
                                                    ----------
                                                       264,618
                                                    ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.7%
    430     AES Corporation......................       23,811
    300     Calpine Corporation..................       13,519
                                                    ----------
                                                        37,330
                                                    ----------
            FINANCE -- MISCELLANEOUS -- 1.0%
  1,135     Concord EFS, Inc.++..................       49,869
                                                    ----------
            FOOD PRODUCTS -- 1.0%
  1,535     Hain Celestial Group, Inc.++ ........       49,888
                                                    ----------
            INSURANCE -- 1.3%
    677     American International Group,
              Inc. ..............................       66,727
                                                    ----------
            INVESTMENT SERVICES -- 2.4%
  1,297     Charles Schwab Corporation...........       36,802
  1,052     Morgan Stanley Dean Witter &
              Company............................       83,371
                                                    ----------
                                                       120,173
                                                    ----------

 SHARES                                               VALUE
--------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- 7.3%
  1,060     Applera Corporation..................   $   99,706
    780     Cardinal Health, Inc. ...............       77,708
  1,480     Guidant Corporation++................       79,828
  1,875     Medtronic, Inc. .....................      113,202
                                                    ----------
                                                       370,444
                                                    ----------
            NATURAL GAS DISTRIBUTION -- 2.9%
  1,020     Coastal Corporation..................       90,079
    715     Enron Corporation....................       59,434
                                                    ----------
                                                       149,513
                                                    ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --7.4%
  1,005     Ariba, Inc. .........................       53,893
  4,395     Cisco Systems, Inc. .................      168,108
    450     Corning Inc. ........................       23,766
    800     Nokia Corporation, ADR...............       34,800
  2,235     Nortel Networks Corporation..........       71,660
    660     Sycamore Networks, Inc.++ ...........       24,585
                                                    ----------
                                                       376,812
                                                    ----------
            PHARMACEUTICALS -- 14.5%
    850     Allergan, Inc. ......................       82,291
    815     Caliper Technologies Corporation++...       38,305
    930     Eli Lilly and Company................       86,548
  1,280     Genentech, Inc. .....................      104,320
  1,965     Millennium Pharmaceuticals, Inc. ....      121,584
  5,031     Pfizer Inc. .........................      231,427
  1,280     Pharmacia Corporation................       78,080
                                                    ----------
                                                       742,555
                                                    ----------
            SEMICONDUCTORS -- 4.5%
  1,680     Analog Devices, Inc. ................       85,995
  3,410     Intel Corporation....................      102,513
    935     Xilinx, Inc.++.......................       43,127
                                                    ----------
                                                       231,635
                                                    ----------
            SOFTWARE -- 18.5%
  1,130     BEA Systems, Inc.++..................       76,063
    350     Check Point Software Technologies....       46,747
    880     Comverse Technology, Inc. ...........       95,590
  1,600     E. Piphany, Inc. ....................       86,300
    955     Electronic Arts Inc. ................       40,707
  1,020     Mercury Interactive Corporation++....       92,055
  4,070     Microsoft Corporation++..............      176,537
  1,215     Openwave Systems Inc.++..............       58,244
  3,975     Oracle Corporation...................      115,523
    570     QUALCOMM Inc.++......................       46,847
  1,745     Quest Software, Inc. ................       48,969
    725     VERITAS Software Corporation.........       63,438
                                                    ----------
                                                       947,020
                                                    ----------
            SPECIALTY STORES -- 2.9%
    525     Barnes & Noble, Inc.++...............       13,913
  2,010     Home Depot Inc. .....................       91,831
  2,505     Limited Inc. ........................       42,742
                                                    ----------
                                                       148,486
                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Aggressive Growth Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2000

 SHARES                                               VALUE
--------------------------------------------------------------
     Bi     TELECOMMUNICATIONS SERVICES -- 5.4%
  2,100     Allegiance Telecom, Inc.++...........   $   46,758
  3,790     McLeodUSA Inc.++.....................       53,534
  1,322     Qwest Communications International,
              Inc.++.............................       54,202
    585     Voicestream Wireless Corporation++...       58,866
  1,545     Western Wireless Corporation++.......       60,544
                                                    ----------
                                                       273,904
                                                    ----------
            TOTAL COMMON STOCKS
              (Cost $5,427,674)..................    5,046,482
                                                    ----------
            INVESTMENT COMPANIES -- 1.2%
            (Cost $61,000)
 61,000     Nations Cash Reserves#...............       61,000
                                                    ----------
            TOTAL INVESTMENTS
              (Cost $5,488,674*)..........  100.0%   5,107,482
                                                    ----------
            OTHER ASSETS AND LIABILITIES
              (NET).......................    0.0%
            Cash.................................   $    1,109
            Receivable for investment securities
              sold...............................       14,547
            Dividends receivable.................        1,513
            Interest receivable..................          665
            Receivable from investment advisor...        2,994
            Unamortized organization costs.......        8,594
            Payable for Fund shares redeemed.....         (538)
            Administration fee payable...........       (1,013)
            Payable for investment securities
              purchased..........................       (1,091)
            Accrued Trustees' fees and
              expenses...........................      (14,875)
            Accrued expenses and other
              liabilities........................      (12,141)
                                                    ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)..............................         (236)
                                                    ----------
            NET ASSETS....................  100.0%  $5,107,246
                                                    ==========

                                                      VALUE
--------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold...................   $ (640,850)
            Net unrealized depreciation of
              investments........................     (381,193)
            Paid-in capital......................    6,129,289
                                                    ----------
            NET ASSETS...........................   $5,107,246
                                                    ==========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($5,107,246 / 603,134 shares of
              common stock outstanding)..........        $8.47
                                                         -----
                                                         -----

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $412,839 on investment securities was comprised of gross appreciation of $543,907 and gross depreciation of $956,746 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $5,520,321.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Marsico Growth & Income Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2000

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 87.3%
             AEROSPACE AND DEFENSE -- 8.3%
    63,304   Boeing Company...................   $ 4,178,064
    42,791   General Dynamics Corporation.....     3,337,698
                                                 -----------
                                                   7,515,762
                                                 -----------
             AIRLINES -- 2.9%
    78,932   Southwest Airlines Company.......     2,646,590
                                                 -----------
             APPAREL AND TEXTILES -- 0.5%
     7,808   Nike, Inc., Class B..............       435,784
                                                 -----------
             BEVERAGES -- 5.8%
    11,816   Adolph Coors Company, Class B....       948,973
    59,830   Anheuser-Busch Companies,
               Inc. ..........................     2,722,264
    22,879   Coca-Cola Enterprises Inc. ......       434,701
    28,632   Pepsi Bottling Group, Inc. ......     1,143,491
                                                 -----------
                                                   5,249,429
                                                 -----------
             BROADCASTING AND CABLE -- 3.2%
    25,605   Clear Channel Communications,
               Inc.++.........................     1,240,242
    40,397   Comcast Corporation, Class A++...     1,686,575
                                                 -----------
                                                   2,926,817
                                                 -----------
             COMMERCIAL BANKING -- 3.7%
    16,132   Chase Manhattan Corporation......       732,998
    50,862   Citigroup Inc. ..................     2,597,141
                                                 -----------
                                                   3,330,139
                                                 -----------
             COMMERCIAL SERVICES -- 0.3%
     3,515   Omnicom Group Inc. ..............       291,306
                                                 -----------
             COMPUTER SERVICES -- 3.3%
    16,076   Automatic Data Processing,
               Inc. ..........................     1,017,812
    29,690   EMC Corporation++................     1,974,385
                                                 -----------
                                                   2,992,197
                                                 -----------
             CONSUMER CREDIT AND MORTGAGES -- 0.7%
    12,440   American Express Company.........       683,423
                                                 -----------
             CONSUMER SERVICES -- 3.5%
    75,403   Costco Wholesale Corporation.....     3,011,407
     3,703   Estee Lauder Companies Inc.##....       162,238
                                                 -----------
                                                   3,173,645
                                                 -----------
             DEPARTMENT AND DISCOUNT STORES -- 2.7%
    45,330   Wal-Mart Stores, Inc. ...........     2,408,156
                                                 -----------
             DIVERSIFIED MANUFACTURING -- 4.0%
    75,744   General Electric Company.........     3,630,978
                                                 -----------
             ELECTRIC POWER -- NON NUCLEAR -- 0.6%
    11,620   Calpine Corporation..............       523,626
                                                 -----------
             ENERGY -- MISCELLANEOUS -- 0.5%
    16,566   Southern Energy, Inc.++..........       469,025
                                                 -----------
             FOOD AND DRUG STORES -- 1.0%
    14,905   Safeway, Inc.++..................       931,563
                                                 -----------
             HOUSING AND FURNISHING -- 0.3%
     8,056   M.D.C. Holdings, Inc. ...........       265,445
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             INTEGRATED OIL -- 0.9%
    16,191   BP Amoco plc, ADR................   $   775,144
                                                 -----------
             INVESTMENT SERVICES -- 13.5%
    27,631   Goldman Sachs Group, Inc. .......     2,954,790
    19,322   Lehman Brothers Holdings,
               Inc. ..........................     1,306,650
    68,889   Merrill Lynch & Company, Inc. ...     4,697,368
    35,463   Morgan Stanley Dean Witter &
               Company........................     2,810,443
     7,163   Northern Trust Corporation.......       584,232
                                                 -----------
                                                  12,353,483
                                                 -----------
             LODGING AND RECREATION -- 1.4%
    20,592   Four Seasons Hotels Inc. ##......     1,310,166
                                                 -----------
             MEDICAL DEVICES AND SUPPLIES -- 3.4%
     5,581   Baxter International Inc. .......       492,872
    34,753   Guidant Corporation++............     1,874,490
    17,346   Priority Healthcare
               Corporation....................       707,934
                                                 -----------
                                                   3,075,296
                                                 -----------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT -- 5.1%
    41,406   Corning Inc. ....................     2,186,754
    56,527   Nokia Corporation, ADR...........     2,458,925
                                                 -----------
                                                   4,645,679
                                                 -----------
             PHARMACEUTICALS -- 10.7%
    48,922   Genentech, Inc. .................     3,987,142
    29,361   Merck & Company, Inc. ...........     2,748,924
    67,098   Pfizer Inc. .....................     3,086,508
                                                 -----------
                                                   9,822,574
                                                 -----------
             PUBLISHING AND ADVERTISING -- 0.3%
     5,793   New York Times Company...........       232,082
                                                 -----------
             RAILROADS, TRUCKING AND SHIPPING -- 1.2%
    18,894   FedEx Corporation++..............       755,004
     6,178   Union Pacific Corporation........       313,534
                                                 -----------
                                                   1,068,538
                                                 -----------
             REAL ESTATE -- 0.2%
     6,301   Equity Office Properties Trust...       205,570
                                                 -----------
             SEMICONDUCTORS -- 0.3%
     6,850   Applied Materials, Inc. .........       261,584
                                                 -----------
             SOFTWARE -- 2.4%
    36,745   Adobe Systems Inc. ..............     2,138,100
                                                 -----------
             SPECIALTY STORES -- 6.6%
    90,428   Home Depot, Inc. ................     4,131,429
    57,533   Tiffany & Company................     1,819,481
                                                 -----------
                                                   5,950,910
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $71,390,362).............    79,313,011
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Marsico Growth & Income Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2000

PRINCIPAL
  AMOUNT                                            VALUE
------------------------------------------------------------
             CORPORATE BONDS AND NOTES -- 0.1%
               (Cost $97,342)
             HOUSING AND FURNISHING -- 0.1%
$  100,000   M.D.C. Holdings, Inc., 8.375%
               02/01/08.......................   $    91,000
                                                 -----------
             SHORT TERM INVESTMENTS -- 13.0%
               (Cost $11,796,886)
             FEDERAL HOME LOAN BANK (FHLB) -- 13.0%
11,800,000   Discount note 01/02/01...........    11,796,886
                                                 -----------

  SHARES
----------
             INVESTMENT COMPANIES -- 1.9%
               (Cost $1,695,817)
 1,695,817   Nations Cash Reserves#...........     1,695,817
                                                 -----------
             TOTAL INVESTMENTS
               (Cost $84,980,407*).....  102.3%   92,896,714
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......   (2.3)%
             Cash.............................   $        84
             Receivable for Fund shares
               sold...........................        16,241
             Dividends receivable.............        39,761
             Interest receivable..............         3,808
             Unamortized organization costs...         8,594
             Collateral on securities
               loaned.........................    (1,598,817)
             Payable for Fund shares
               redeemed.......................        (1,135)
             Investment advisory fee
               payable........................       (52,275)
             Administration fee payable.......       (17,221)
             Payable for investment securities
               purchased......................      (436,048)
             Accrued Trustees' fees and
               expenses.......................       (14,869)
             Accrued expenses and other
               liabilities....................       (53,903)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............    (2,105,780)
                                                 -----------
             NET ASSETS................  100.0%  $90,790,934
                                                 ===========

                                                    VALUE
------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Undistributed net investment
               income.........................   $       683
             Accumulated net realized loss on
               investments sold...............      (606,812)
             Net unrealized appreciation of
               investments....................     7,916,307
             Paid-in capital..................    83,480,756
                                                 -----------
             NET ASSETS.......................   $90,790,934
                                                 ===========
             NET ASSET VALUE, OFFERING AND
               REDEMPTION PRICE PER SHARE
               ($90,790,934 / 5,558,818 shares
               of common stock outstanding)...        $16.33
                                                 ===========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $7,571,767 on investment securities was comprised of gross appreciation of $9,662,754 and gross depreciation of $2,090,987 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $85,324,947.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $1,598,817.

## All or a portion of security was on loan at December 31, 2000.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Managed Index Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2000

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCKS -- 97.4%
            AEROSPACE AND DEFENSE -- 0.8%
   2,800    Boeing Company.....................   $   184,800
                                                  -----------
            AIRLINES -- 0.2%
     800    Delta Air Lines, Inc. .............        40,150
     200    Southwest Airlines Company.........         6,706
                                                  -----------
                                                       46,856
                                                  -----------
            APPAREL AND TEXTILES -- 0.2%
     300    Nike, Inc., Class B................        16,744
   1,200    Reebok International, Ltd.++.......        32,808
                                                  -----------
                                                       49,552
                                                  -----------
            AUTOMOTIVE -- 1.0%
   4,600    Ford Motor Company.................       107,813
   1,500    General Motors Corporation.........        76,406
   1,200    Navistar International
              Corporation++....................        31,425
     400    Visteon Corporation................         4,600
                                                  -----------
                                                      220,244
                                                  -----------
            BEVERAGES -- 2.2%
   2,500    Anheuser-Busch Companies, Inc. ....       113,750
   3,500    Coca-Cola Company++................       213,281
   1,400    Coca-Cola Enterprises Inc. ........        26,600
   2,700    PepsiCo, Inc. .....................       133,819
                                                  -----------
                                                      487,450
                                                  -----------
            BROADCASTING AND CABLE -- 2.6%
     600    Clear Channel Communications,
              Inc.++...........................        29,063
   1,700    Comcast Corporation, Class A++.....        70,975
   4,252    Infinity Broadcasting
              Corporation++....................       118,790
   4,400    Time Warner Inc. ..................       229,856
   1,002    Viacom Inc., Class B++.............        46,844
   3,100    Walt Disney Company++..............        89,706
                                                  -----------
                                                      585,234
                                                  -----------
            CHEMICALS -- BASIC -- 0.9%
     402    Dow Chemical Company...............        14,723
   1,200    E.I. duPont de Nemours and
              Company..........................        57,975
   2,359    Union Carbide Corporation..........       126,944
                                                  -----------
                                                      199,642
                                                  -----------
            COMMERCIAL BANKING -- 7.0%
   3,400    Bank of New York Inc. .............       187,638
   4,800    Chase Manhattan Corporation++......       218,099
  11,400    Citigroup Inc.++...................       582,112
   4,600    FleetBoston Financial
              Corporation++....................       172,788
     900    Golden West Financial
              Corporation......................        60,750
     900    J.P. Morgan & Company Inc. ........       148,950
   2,800    Mellon Financial Corporation.......       137,725
     100    Washington Mutual, Inc. ...........         5,306
   1,300    Wells Fargo Company................        72,394
                                                  -----------
                                                    1,585,762
                                                  -----------
            COMMERCIAL SERVICES -- 0.2%
   1,500    Allied Waste Industries, Inc.++....        21,844
   1,000    Robert Half International Inc. ....        26,500
                                                  -----------
                                                       48,344
                                                  -----------
            COMPUTER SERVICES -- 3.7%
   4,000    America Online Inc.++++............       139,200
   2,400    Automatic Data Processing Inc. ....       151,950
   5,800    EMC Corporation++..................       385,699

 SHARES                                              VALUE
-------------------------------------------------------------
            COMPUTER SERVICES -- (CONTINUED)
     100    First Data Corporation.............   $     5,269
   2,900    Paychex, Inc. .....................       141,013
                                                  -----------
                                                      823,131
                                                  -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 4.0%
   4,700    Compaq Computer Corporation........        70,735
   1,000    Dell Computer Corporation++........        17,438
   6,700    Gateway Inc.++.....................       120,533
   3,500    International Business Machines
              Corporation++....................       297,500
   1,765    Sanmina Corporation................       135,243
   9,600    Sun Microsystems, Inc. ............       267,600
                                                  -----------
                                                      909,049
                                                  -----------
            CONGLOMERATES -- 2.2%
     700    Dover Corporation..................        28,394
     800    Fluor Corporation++................        26,450
   1,200    Textron Inc. ......................        55,800
   5,300    Tyco International Ltd.++..........       294,149
     900    United Technologies Corporation....        70,763
     400    Vivendi Universal SA...............        26,125
                                                  -----------
                                                      501,681
                                                  -----------
            CONSUMER CREDIT AND MORTGAGES -- 2.7%
   3,900    American Express Company...........       214,256
   3,100    Fannie Mae++.......................       268,925
   1,300    Freddie Mac........................        89,538
   1,100    MBNA Corporation...................        40,631
                                                  -----------
                                                      613,350
                                                  -----------
            CONSUMER SERVICES -- 0.1%
     500    Harrah's Entertainment Inc.++......        13,188
                                                  -----------
            DEPARTMENT AND DISCOUNT STORES -- 2.8%
   1,600    Federated Department Stores,
              Inc.++...........................        56,000
     100    Kohls Corporation..................         6,100
   3,200    Target Corporation.................       103,200
   8,600    Wal-Mart Stores, Inc.++............       456,875
                                                  -----------
                                                      622,175
                                                  -----------
            DIVERSIFIED MANUFACTURING -- 3.6%
     700    Allegheny Technologies Inc. .......        11,113
     200    Black & Decker Corporation.........         7,850
     100    Energizer Holdings Inc.++..........         2,138
  13,328    General Electric Company++.........       638,910
   1,600    Procter & Gamble Company...........       125,500
     800    Sherwin-Williams Company...........        21,050
                                                  -----------
                                                      806,561
                                                  -----------
            ELECTRIC POWER - NON NUCLEAR -- 2.6%
   2,800    AES Corporation....................       155,050
     900    Constellation Energy...............        40,556
     200    Duke Energy Corporation............        17,050
   7,400    Edison International...............       115,625
   1,800    Exelon Corporation.................       126,378
   6,200    P G & E Corporation................       124,000
                                                  -----------
                                                      578,659
                                                  -----------
            ELECTRICAL EQUIPMENT -- 1.5%
     400    Conexant Systems Inc.++............         6,150
     600    Emerson Electric Company...........        47,288

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Managed Index Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2000

 SHARES                                              VALUE
-------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- (CONTINUED)
   4,525    Honeywell International Inc.++.....   $   214,089
   2,200    Molex Inc. ........................        78,100
                                                  -----------
                                                      345,627
                                                  -----------
            FOOD AND DRUG STORES -- 0.8%
   1,700    Safeway, Inc.++....................       106,250
   5,000    Supervalu Inc. ....................        69,375
                                                  -----------
                                                      175,625
                                                  -----------
            FOOD PRODUCTS -- 1.8%
     600    Campbell Soup Company..............        20,775
     600    H.J. Heinz Company.................        28,463
   1,100    Quaker Oats Company................       107,112
   3,200    Ralston Purina Group...............        83,600
   2,600    SYSCO Corporation..................        78,000
   1,500    Unilever NV, ADR...................        94,406
                                                  -----------
                                                      412,356
                                                  -----------
            HEALTH SERVICES -- 1.0%
     400    HCA - The Healthcare Company.......        17,604
   1,800    Tenet Healthcare Corporation.......        79,988
   2,000    UnitedHealth Group Inc. ...........       122,750
                                                  -----------
                                                      220,342
                                                  -----------
            HEAVY MACHINERY -- 0.1%
     300    Deere & Company....................        13,743
     200    Ingersoll-Rand Company.............         8,375
     200    Pall Corporation...................         4,263
                                                  -----------
                                                       26,381
                                                  -----------
            HOUSEHOLD PRODUCTS -- 1.4%
     400    Colgate-Palmolive Company..........        25,820
   2,200    Kimberly-Clark Corporation.........       155,518
   3,900    The Clorox Company.................       138,450
                                                  -----------
                                                      319,788
                                                  -----------
            HOUSING AND FURNISHING -- 0.1%
     100    Pulte Corporation..................         4,219
     300    Whirlpool Corporation..............        14,306
                                                  -----------
                                                       18,525
                                                  -----------
            INSURANCE -- 4.1%
     100    Aflac, Inc. .......................         7,219
   4,100    American International Group,
              Inc.++...........................       404,106
     100    Chubb Corporation..................         8,650
   2,000    Hartford Financial Services Group,
              Inc. ............................       141,250
   1,700    Lincoln National Corporation
              Ltd. ............................        80,431
   1,100    Loews Corporation..................       113,919
   1,400    Marsh & McLennan Companies Inc. ...       163,800
                                                  -----------
                                                      919,375
                                                  -----------
            INTEGRATED OIL -- 6.6%
   1,000    BP Amoco plc, ADR..................        47,875
   2,400    Chevron Corporation................       202,649
   5,800    Exxon Mobil Corporation++..........       504,237
   1,400    Kerr-McGee Corporation.............        93,713
   2,400    Phillips Petroleum Company.........       136,500
   5,100    Royal Dutch Petroleum Company......       308,868
     300    Texaco Inc. .......................        18,638
   2,200    Transocean Sedco Forex Inc. .......       101,200
   2,700    USX-Marathon Group Inc. ...........        74,925
                                                  -----------
                                                    1,488,605
                                                  -----------

 SHARES                                              VALUE
-------------------------------------------------------------
            INVESTMENT SERVICES -- 3.1%
   1,100    Bear Stearns Companies Inc. .......   $    55,756
     300    Charles Schwab Corporation.........         8,513
   3,000    Morgan Stanley Dean Witter &
              Company..........................       237,750
   1,700    Northern Trust Corporation.........       138,656
   1,200    State Street Corporation...........       149,052
   2,800    Stilwell Financial, Inc. ..........       110,425
                                                  -----------
                                                      700,152
                                                  -----------
            LODGING AND RECREATION -- 0.5%
     300    Darden Restaurants Inc. ...........         6,863
   1,000    Eastman Kodak Company..............        39,375
   1,000    Harley-Davidson Inc. ..............        39,750
     900    Hilton Hotels Corporation..........         9,450
     200    Marriott International Inc., Class
              A................................         8,450
                                                  -----------
                                                      103,888
                                                  -----------
            MEDICAL DEVICES AND SUPPLIES -- 4.1%
   5,200    Abbott Laboratories................       251,874
     900    Applera Corporation................        84,656
   1,800    Baxter International Inc. .........       158,963
   1,600    Cardinal Health, Inc. .............       159,400
     200    Guidant Corporation++..............        10,788
   1,900    Johnson & Johnson++................       199,619
     900    Medtronic, Inc. ...................        54,338
     100    Stryker Corporation................         5,059
                                                  -----------
                                                      924,697
                                                  -----------
            METALS AND MINING -- 0.5%
     700    Alcan Aluminium Ltd. ..............        23,931
   1,600    Alcoa Inc. ........................        53,600
     700    Barrick Gold Corporation...........        11,466
     300    Freeport-McMoran Copper & Gold,
              Inc.++...........................         2,569
     500    Inco Ltd.++........................         8,380
     300    Newmont Mining Corporation.........         5,119
                                                  -----------
                                                      105,065
                                                  -----------
            NATURAL GAS DISTRIBUTION -- 0.8%
     800    KeySpan Corporation................        33,900
     100    Peoples Energy Corporation.........         4,475
   3,700    Williams Companies, Inc. ..........       147,769
                                                  -----------
                                                      186,144
                                                  -----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 5.9%
   4,700    ADC Telecommunications, Inc. ......        85,188
  12,500    Cisco Systems, Inc.++..............       478,124
     600    Corning Inc. ......................        31,688
   4,400    JDS Uniphase Corporation++.........       183,425
  14,400    Lucent Technologies, Inc. .........       194,400
   8,300    Nortel Networks Corporation........       266,118
   2,500    Scientific-Atlanta, Inc. ..........        81,406
                                                  -----------
                                                    1,320,349
                                                  -----------
            OILFIELD SERVICES -- 0.2%
     700    Schlumberger Ltd. .................        55,956
                                                  -----------
            PACKAGING AND CONTAINERS -- 0.6%
   4,000    Sealed Air Corporation++...........       122,000
   1,000    Tupperware Corporation.............        20,438
                                                  -----------
                                                      142,438
                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Managed Index Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2000

 SHARES                                              VALUE
-------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- 0.3%
   1,400    Weyerhaeuser Company...............   $    71,050
                                                  -----------
            PHARMACEUTICALS -- 8.6%
     700    American Home Products
              Corporation......................        44,485
   3,600    Amgen Inc.++.......................       230,175
   3,800    Bristol-Myers Squibb Company++.....       280,962
   1,000    Eli Lilly and Company..............        93,063
   2,500    MedImmune Inc. ....................       119,219
   4,500    Merck & Company, Inc.++............       421,312
  14,100    Pfizer Inc. .......................       648,599
     800    Pharmacia Corporation..............        48,800
     900    Schering-Plough Corporation........        51,075
                                                  -----------
                                                    1,937,690
                                                  -----------
            PUBLISHING AND ADVERTISING -- 0.3%
   1,200    Dow Jones & Company Inc. ..........        67,950
     100    Harcourt General Inc. .............         5,720
                                                  -----------
                                                       73,670
                                                  -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
     700    FedEx Corporation++................        27,972
     600    Ryder System Inc. .................         9,975
   1,400    Union Pacific Corporation..........        71,050
                                                  -----------
                                                      108,997
                                                  -----------
            RESTAURANTS -- 0.5%
   3,300    McDonald's Corporation.............       112,200
                                                  -----------
            SEMICONDUCTORS -- 3.8%
     900    Analog Devices, Inc. ..............        46,069
   1,200    Applied Materials, Inc. ...........        45,825
   1,538    Broadcom Corporation, Class A......       129,192
  10,600    Intel Corporation++................       318,662
   1,800    Micron Technology, Inc. ...........        63,900
   2,700    Motorola, Inc. ....................        54,675
     200    QLogic Corporation++...............        15,400
     900    Texas Instruments Inc. ............        42,638
   3,000    Xilinx, Inc.++.....................       138,375
                                                  -----------
                                                      854,736
                                                  -----------
            SOFTWARE -- 4.8%
     300    BroadVision, Inc.++................         3,544
   3,900    Computer Associates International
              Inc. ............................        76,050
  10,900    Microsoft Corporation++++..........       472,787
   7,000    Oracle Corporation.................       203,437
   2,189    Siebel Systems, Inc. ..............       148,031
   1,400    VERITAS Software Corporation.......       122,500
   2,200    Yahoo! Inc. .......................        66,138
                                                  -----------
                                                    1,092,487
                                                  -----------
            SPECIALTY STORES -- 2.5%
   4,800    Best Buy Company, Inc. ++++........       141,900
     900    Circuit City Stores - Circuit City
              Group............................        10,350

 SHARES                                              VALUE
-------------------------------------------------------------
            SPECIALTY STORES -- (CONTINUED)
   4,100    Home Depot Inc.++..................   $   187,318
   5,500    Limited Inc. ......................        93,844
   2,200    Lowe's Companies Inc. .............        97,900
   1,000    Walgreen Company...................        41,813
                                                  -----------
                                                      573,125
                                                  -----------
            TELECOMMUNICATIONS SERVICES -- 5.5%
   4,800    AT&T Corporation...................        83,100
     900    BellSouth Corporation..............        36,844
   1,800    Global Crossing, Ltd.++............        25,763
   4,700    Nextel Communications, Inc. .......       116,325
   6,000    Qwest Communications International,
              Inc.++...........................       246,000
   8,700    SBC Communications Inc. ...........       415,425
   2,500    Sprint Corporation (FON Group) ....        50,781
   4,600    Verizon Communications ............       230,575
   2,400    WorldCom, Inc.++ ..................        33,750
                                                  -----------
                                                    1,238,563
                                                  -----------
            TOBACCO -- 0.7%
   3,400    Philip Morris Companies Inc.  .....       149,600
                                                  -----------
            TOTAL COMMON STOCKS
              (Cost $20,122,660)...............    21,953,109
                                                  -----------
            INVESTMENT COMPANIES -- 3.2%
            (Cost $725,000)
 725,000    Nations Cash Reserves#.............       725,000
                                                  -----------
            TOTAL INVESTMENTS
              (Cost $20,847,660*).......  100.6%   22,678,109
                                                  -----------
            OTHER ASSETS AND LIABILITIES
              (NET).....................   (0.6)%
            Cash...............................   $       175
            Receivable for investment
              securities sold..................       415,526
            Receivable for Fund shares sold....         2,725
            Dividends receivable...............        14,729
            Interest receivable................        16,454
            Receivable from investment
              advisor..........................         2,698
            Unamortized organization costs.....         8,594
            Variation margin/due to broker.....       (10,010)
            Administration fee payable.........        (4,382)
            Shareholder servicing and
              distribution fees payable........      (106,773)
            Payable for investment securities
              purchased........................      (411,041)
            Accrued Trustees' fees and
              expenses.........................       (14,953)
            Accrued expenses and other
              liabilities......................       (49,494)
                                                  -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)............................      (135,752)
                                                  -----------
            NET ASSETS..................  100.0%  $22,542,357
                                                  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Managed Index Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2000

                                                     VALUE
-------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income...........................   $     4,743
            Accumulated net realized loss on
              investments sold and futures
              contracts........................    (1,260,659)
            Net unrealized appreciation of
              investments and futures
              contracts........................     1,815,123
            Paid-in capital....................    21,983,150
                                                  -----------
            NET ASSETS.........................   $22,542,357
                                                  ===========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($22,542,357 / 1,967,553 shares
              of common stock outstanding).....        $11.46
                                                       ------
                                                       ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $1,591,976 on investment securities was comprised of gross appreciation of $3,211,256 and gross depreciation of $1,619,280 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was 21,086,133.

 ++ Non-income producing security.

 ++ All or a portion of security segregated as collateral for futures contracts.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

Abbreviation:
ADR --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Value Portfolio
  STATEMENT OF NET ASSETS                                      DECEMBER 31, 2000

SHARES                                             VALUE
-----------------------------------------------------------
          COMMON STOCKS -- 95.7%
          AEROSPACE AND DEFENSE -- 4.1%
  4,100   B.F. Goodrich Company..............   $   149,138
  3,900   General Dynamics Corporation.......       304,200
                                                -----------
                                                    453,338
                                                -----------
          AUTOMOTIVE -- 1.5%
  3,100   Johnson Controls, Inc. ............       161,200
                                                -----------
          BROADCASTING AND CABLE -- 2.3%
  3,700   Comcast Corporation++..............       154,475
  2,200   Viacom Inc.++......................       102,850
                                                -----------
                                                    257,325
                                                -----------
          CHEMICALS -- BASIC -- 1.6%
  2,775   Air Products & Chemicals, Inc. ....       113,775
  1,400   E.I. duPont de Nemours and
            Company..........................        67,638
                                                -----------
                                                    181,413
                                                -----------
          COMMERCIAL BANKING -- 4.9%
  3,612   Chase Manhattan Corporation........       164,120
  5,729   Citigroup Inc. ....................       292,537
  2,100   SouthTrust Corporation.............        85,444
                                                -----------
                                                    542,101
                                                -----------
          COMPUTER SERVICES -- 3.4%
  3,050   Electronic Data Systems
            Corporation......................       176,138
  3,700   First Data Corporation.............       194,943
                                                -----------
                                                    371,081
                                                -----------
          COMPUTERS AND OFFICE EQUIPMENT -- 2.1%
  1,675   Adaptec, Inc.++....................        17,169
  2,500   International Business Machines
            Corporation......................       212,500
                                                -----------
                                                    229,669
                                                -----------
          CONSUMER CREDIT AND MORTGAGES -- 10.5%
  4,200   American Express Company...........       230,738
  3,000   Fannie Mae.........................       260,249
  3,950   Freddie Mac........................       272,055
  5,000   MBNA Corporation...................       184,688
  3,850   Providian Financial Corporation....       221,375
                                                -----------
                                                  1,169,105
                                                -----------
          DIVERSIFIED MANUFACTURING -- 1.4%
  3,525   Parker Hannifin Corporation........       155,541
                                                -----------
          ELECTRIC POWER -- NON NUCLEAR -- 3.0%
 10,100   TECO Energy, Inc. .................       326,988
                                                -----------
          ELECTRIC POWER -- NUCLEAR -- 3.4%
  2,800   Dominion Resources, Inc. ..........       187,600
  2,600   FPL Group, Inc. ...................       186,550
                                                -----------
                                                    374,150
                                                -----------
          ELECTRICAL EQUIPMENT -- 1.9%
  4,500   Cooper Industries, Inc. ...........       206,719
                                                -----------
          EXPLORATION AND PRODUCTION -- 4.6%
  2,200   Anadarko Petroleum Corporation.....       156,376
  3,300   Devon Energy Corporation...........       201,201
  3,900   Unocal Corporation.................       150,881
                                                -----------
                                                    508,458
                                                -----------
          FOOD PRODUCTS -- 1.5%
  6,400   ConAgra, Inc. .....................       166,400
                                                -----------

SHARES                                             VALUE
-----------------------------------------------------------
          HEALTH SERVICES -- 1.4%
  3,600   Tenet Healthcare Corporation.......   $   159,975
                                                -----------
          HOUSEHOLD PRODUCTS -- 3.0%
  5,400   Fortune Brands, Inc. ..............       162,000
  4,800   The Clorox Company.................       170,400
                                                -----------
                                                    332,400
                                                -----------
          INSURANCE -- 9.9%
  4,050   American International Group,
            Inc. ............................       399,177
  2,325   CIGNA Corporation..................       307,598
  2,700   Jefferson-Pilot Corporation........       201,825
  3,700   The St. Paul Companies, Inc. ......       200,956
                                                -----------
                                                  1,109,556
                                                -----------
          INTEGRATED OIL -- 6.2%
  2,500   BP Amoco plc, ADR..................       119,688
  4,600   Exxon Mobil Corporation............       399,912
  3,000   Phillips Petroleum Company.........       170,625
                                                -----------
                                                    690,225
                                                -----------
          INVESTMENT SERVICES -- 1.8%
  3,000   Merrill Lynch & Company, Inc. .....       204,563
                                                -----------
          LODGING AND RECREATION -- 1.0%
  2,500   Marriott International, Inc., Class
            A................................       105,625
                                                -----------
          MEDICAL DEVICES AND SUPPLIES -- 1.6%
  1,825   Cardinal Health, Inc. .............       181,816
                                                -----------
          METALS AND MINING -- 2.0%
  1,800   Minnesota Mining & Manufacturing
            Company..........................       216,900
                                                -----------
          NATURAL GAS DISTRIBUTION -- 1.6%
  2,500   El Paso Energy Corporation##.......       179,063
                                                -----------
          PACKAGING AND CONTAINERS -- 0.9%
  3,025   Bemis Company, Inc. ...............       101,527
                                                -----------
          PAPER AND FOREST PRODUCTS -- 0.8%
  1,800   Weyerhaeuser Company...............        91,350
                                                -----------
          PHARMACEUTICALS -- 0.8%
  1,700   Watson Pharmaceutical, Inc.++......        87,019
                                                -----------
          RAILROADS, TRUCKING AND SHIPPING -- 1.3%
  3,500   FedEx Corporation++................       139,860
                                                -----------
          SEMICONDUCTORS -- 2.3%
  2,900   Analog Devices, Inc. ..............       148,444
  2,200   Texas Instruments Inc. ............       104,225
                                                -----------
                                                    252,669
                                                -----------
          TELECOMMUNICATIONS SERVICES -- 7.3%
  2,500   Qwest Communications International,
            Inc.++...........................       102,500
 12,400   Sprint Corporation (FON Group).....       251,875
  8,986   Verizon Communications.............       450,422
                                                -----------
                                                    804,797
                                                -----------
          TOBACCO -- 6.4%
  9,400   Philip Morris Companies Inc. ......       413,599
 10,700   UST Inc. ..........................       300,269
                                                -----------
                                                    713,868
                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          DECEMBER 31, 2000

SHARES                                             VALUE
-----------------------------------------------------------
          UTILITIES -- MISCELLANEOUS -- 1.2%
  4,425   American Water Works Company,
            Inc. ............................   $   129,984
                                                -----------
          TOTAL COMMON STOCKS
            (Cost $9,379,784)................    10,604,685
                                                -----------
          INVESTMENT COMPANIES -- 5.3%
            (Cost $583,592)
583,592   Nations Cash Reserves#.............       583,592
                                                -----------
          TOTAL INVESTMENTS
            (Cost $9,963,376*)........  101.0%   11,188,277
                                                -----------
          OTHER ASSETS AND LIABILITIES
            (NET).....................   (1.0)%
          Receivable for investment
            securities sold..................   $   294,678
          Dividends receivable...............        10,602
          Interest receivable................         1,917
          Unamortized organization costs.....         8,594
          Collateral on securities loaned....      (188,592)
          Payable for Fund shares redeemed...        (1,343)
          Investment advisory fee payable....           (46)
          Administration fee payable.........        (2,088)
          Due to custodian...................       (10,120)
          Payable for investment securities
            purchased........................      (194,565)
          Accrued Trustees' fees and
            expenses.........................       (13,430)
          Accrued expenses and other
            liabilities......................       (21,012)
                                                -----------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)............................      (115,405)
                                                -----------
          NET ASSETS..................  100.0%  $11,072,872
                                                ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income...........................   $     4,752
          Accumulated net realized loss on
            investments sold.................      (186,513)
          Net unrealized appreciation of
            investments......................     1,224,901
          Paid-in capital....................    10,029,732
                                                -----------
          NET ASSETS.........................   $11,072,872
                                                ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($11,072,872 / 980,652 shares of
            common stock outstanding)........        $11.29
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $1,208,252 on investment securities was comprised of gross appreciation of $1,540,724 and gross depreciation of $332,472 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $9,980,025.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $188,592.

## All or a portion of security was on loan at December 31, 2000.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2000

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCKS -- 2.7%
            BROADCASTING AND CABLE -- 0.3%
   1,205    Charter Communications, Inc.++....   $    27,338
                                                 -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.2%
   1,020    P G & E Corporation...............        20,400
                                                 -----------
            HEALTH SERVICES -- 0.7%
   2,485    Apria Healthcare Group Inc.++.....        73,929
                                                 -----------
            LODGING AND RECREATION -- 0.5%
   1,145    Argosy Gaming Company++...........        21,970
   2,005    Pinnacle Entertainment, Inc.++....        27,067
                                                 -----------
                                                      49,037
                                                 -----------
            METALS AND MINING -- 0.5%
   2,645    Placer Dome Inc...................        25,458
   1,400    USX -- U.S. Steel Group Inc. .....        25,200
                                                 -----------
                                                      50,658
                                                 -----------
            PAPER AND FOREST PRODUCTS -- 0.3%
   3,000    Abitibi-Consolidated Inc. ........        27,563
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 0.2%
     910    Sprint Corporation (PCS Group)....        18,598
                                                 -----------
            TOTAL COMMON STOCKS
              (Cost $229,702).................       267,523
                                                 -----------
PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE BONDS AND NOTES -- 4.2%
            BROADCASTING AND CABLE -- 1.2%
$175,000    Telewest Finance, 6.00%
              07/07/05@.......................       115,917
                                                 -----------
            METALS AND MINING -- 0.7%
  40,000    Agnico-Eagle Mines Ltd.,
              3.50% 01/27/04..................        27,300
  50,000    Battle Mountain Gold Company,
              6.00% 01/04/05..................        42,414
                                                 -----------
                                                      69,714
                                                 -----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 0.4%
  70,000    Efficient Networks, Inc.,
              5.00% 03/15/05..................        35,263
                                                 -----------
            REAL ESTATE -- 0.5%
  60,000    Security Capital U.S. Realty,
              2.00% 05/22/03(d)...............        51,525
                                                 -----------
            SOFTWARE -- 0.4%
 100,000    Digital Island Inc.,
              6.00% 02/15/05..................        21,625
  95,000    Internet Capital Group, Inc.,
              5.50% 12/21/04..................        22,325
                                                 -----------
                                                      43,950
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 1.0%
 110,000    At Home Corporation,
              4.75% 12/15/06..................        55,550
  80,000    PTEK Holdings, Inc.,
              5.75% 07/01/04..................        40,300
                                                 -----------
                                                      95,850
                                                 -----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $520,659).................       412,219
                                                 -----------
PRINCIPAL
 AMOUNT                                            VALUE
------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 81.6%
            AIRLINES -- 0.8%
$ 20,000    Airtran Airlines Inc.,
              10.50% 04/15/01.................   $    19,700
  65,000    Valujet Inc.,
              10.25% 04/15/01.................        63,700
                                                 -----------
                                                      83,400
                                                 -----------
            APPAREL AND TEXTILES -- 0.5%
  55,000    Anvil Knitwear, Inc.,
              10.88% 03/15/07.................        46,750
                                                 -----------
            AUTOMOTIVE -- 0.8%
  95,000    Mark IV Industries, Inc.,
              7.50% 09/01/07..................        74,786
                                                 -----------
            BROADCASTING AND CABLE -- 14.6%
  55,000    Adelphia Communications
              Corporation, 9.38% 11/15/09.....        48,400
  85,000    Benedek Communications,
              (0.00)% due 05/15/06
              13.25% beginning 05/01/01.......        59,500
  60,000    Big City Radio, Inc.,
              (0.00)% due 03/15/05
              11.25% beginning 03/01/01.......        21,000
 120,000    British Sky Broadcasting Group
              plc, 6.88% 02/23/09.............       104,780
 135,000    Cablevision SA,
              13.75% 04/30/07.................       100,575
 120,000    Charter Communications Holdings
              LLC, 8.63% 04/01/09.............       108,900
 180,000    NTL Communications Corporation,
              11.88% 10/01/10@................       160,200
 100,000    NTL Inc.,
              12.75% 04/15/05.................        94,000
  85,000    NTL Inc.,
              (0.00)% due 04/01/08
              9.75% beginning 04/01/03........        46,750
  75,000    Radio Unica Corporation,
              (0.00)% due 08/01/06
              11.75% beginning 08/01/02.......        47,250
 170,000    Rogers Cable Systems,
              10.13% 09/01/12.................       178,712
  90,000    Sirius Satellite Radio Inc.,
              14.50% 05/15/09.................        61,200
 210,000    UIH Australia/Pacific Inc.,
              (0.00)% due 05/15/06
              14.00% beginning 05/01/01.......       142,800
 110,000    United Pan-Europe Communications
              N.V.,
              (0.00)% due 08/01/09
              12.50% beginning 08/01/04.......        33,550
  80,000    United Pan-Europe Communications
              N.V.,
              11.25% 02/01/10.................        51,600
 200,000    United Pan-Europe Communications
              N.V.,##
              11.50% 02/01/10.................       130,500
 150,000    UnitedGlobalCom Inc.,
              (0.00)% due 02/15/08
              10.75% beginning 02/15/03.......        61,500
                                                 -----------
                                                   1,451,217
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- 0.2%
  65,000    General Chemical Industrial
              Products, 10.63% 05/01/09.......   $    21,450
                                                 -----------
            COMMERCIAL BANKING -- 1.5%
$150,000    Golden State Holdings, Escrow
              Corporation,
              7.00% 08/01/03..................       144,672
                                                 -----------
            COMMERCIAL SERVICES -- 0.1%
  15,000    Intertek Finance plc,
              10.25% 11/01/06.................         7,800
                                                 -----------
            COMPUTER SERVICES -- 1.5%
 160,000    Unisys Corporation, 7.88%
              04/01/08........................       148,400
                                                 -----------
            CONSTRUCTION -- 0.2%
  20,000    USG Corporation,
              9.25% 09/15/01..................        18,700
                                                 -----------
            CONSUMER SERVICES -- 0.4%
  40,000    Jafra Cosmetics International,
              Inc., 11.75% 05/01/08...........        38,000
                                                 -----------
            DIVERSIFIED ELECTRONICS -- 0.8%
  85,000    Knowles Electronics Inc.,
              13.13% 10/15/09.................        80,750
                                                 -----------
            DIVERSIFIED MANUFACTURING -- 0.5%
  50,000    GenTek, Inc.,
              11.00% 08/01/09.................        50,000
                                                 -----------
            ELECTRIC POWER -- NON NUCLEAR -- 7.5%
 100,000    AES Corporation,
              8.75% 12/15/02@.................       100,375
  95,000    AES Corporation,
              9.38% 09/15/10..................        97,138
 150,000    AES Eastern Energy,
              9.67% 01/02/29@.................       149,205
 100,000    CMS Energy Corporation,
              9.88% 10/15/07..................       104,173
  20,000    Edison International,
              6.88% 09/15/04..................        16,631
  25,000    Southern California Edison
              Company, 7.20% 11/03/03.........        21,445
  90,000    Tiverton Rumford Power
              Association, 9.00% 07/15/18@....        90,545
  30,000    Western Resources, Inc.,
              6.25% 08/15/03..................        28,189
 140,000    Western Resources, Inc.,
              6.88% 08/01/04..................       133,309
                                                 -----------
                                                     741,010
                                                 -----------
            ENERGY -- MISCELLANEOUS -- 1.3%
            ESI Tractebel Acquisition
 140,000      Corporation,
              7.99% 12/30/11..................
                                                     131,652
                                                 -----------
            EXPLORATION AND PRODUCTION -- 3.4%
 130,000    Husky Oil Ltd.,
              8.90% 08/15/28..................       130,610
 105,000    Ocean Energy, Inc.,
              8.25% 07/01/18..................       100,669
 100,000    Triton Energy Ltd.,
              8.88% 10/01/07..................       101,125
                                                 -----------
                                                     332,404
                                                 -----------

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            HEALTH SERVICES -- 8.8%
$150,000    Apria Healthcare Group Inc.,
              9.50% 11/01/02..................   $   149,625
  75,000    Columbia/HCA Healthcare
              Corporation, 7.50% 11/15/95.....        62,180
 115,000    Fountain View Inc.,
              11.25% 04/15/08.................        46,000
 210,000    Kelso and Company,
              12.75% 10/01/09.................       227,850
  95,000    Magellan Health Services, Inc.,
              9.00% 02/15/08..................        66,500
 305,000    Per-Se Technologies, Inc.,
              9.50% 02/15/05..................       228,750
  90,000    Team Health, Inc.,
              12.00% 03/15/09.................        85,050
                                                 -----------
                                                     865,955
                                                 -----------
            HEAVY MACHINERY -- 0.2%
  85,000    Harnischfeger Industries, Inc.,
              7.25% 12/15/25(a)(b)............        20,400
                                                 -----------
            HOUSEHOLD PRODUCTS -- 0.5%
  70,000    Revlon Consumer Products,
              8.13% 02/01/06..................        50,750
                                                 -----------
            INSURANCE -- 0.5%
  65,000    Conseco, Inc.,
              8.75% 02/09/04..................        47,450
                                                 -----------
            LODGING AND RECREATION -- 9.9%
  60,000    Argosy Gaming Company,
              10.75% 06/01/09.................        62,550
 110,000    Bally Total Fitness Holding
              Corporation,
              9.88% 10/15/07..................       102,025
  80,000    Boca Resorts, Inc.,
              9.88% 04/15/09..................        73,600
  95,000    Felcor Lodging LP,
              9.50% 09/15/08..................        94,050
  75,000    Hasbro, Inc.,
              7.95% 03/15/03..................        67,545
 110,000    ITT Corporation,
              7.38% 11/15/15..................       101,928
  25,000    La Quinta Inns, Inc.,
              7.40% 09/15/05..................        19,000
 150,000    Mandalay Resort Group, ##
              9.50% 08/01/08..................       148,500
            Park Place Entertainment
 100,000      Corporation,
              8.88% 09/15/08..................
                                                     101,000
  65,000    Royal Caribbean Cruises Ltd.,
              7.25% 03/15/18..................        52,933
  40,000    Royal Caribbean Cruises Ltd.,
              7.50% 10/15/27..................        32,101
  50,000    Station Casinos, Inc.,
              9.88% 07/01/10..................        51,313
  70,000    Venetian Casino Resort LLC,
              12.25% 11/15/04.................        68,600
                                                 -----------
                                                     975,145
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- 1.7%
$130,000    Alaris Medical Systems,
              9.75% 12/01/06..................   $    52,000
  65,000    DJ Orthopedics LLC,
              12.63% 06/15/09.................        60,450
  55,000    Fresenius Medical Capital Trust I,
              9.00% 12/01/06..................        52,800
                                                 -----------
                                                     165,250
                                                 -----------
            METALS AND MINING -- 1.8%
  80,000    Algoma Steel Inc.,
              12.38% 07/15/05.................        28,200
  50,000    Commonwealth Industries, Inc.,
              10.75% 10/01/06.................        45,500
  60,000    Great Central Mines Ltd.,
              8.88% 04/01/08..................        47,400
  75,000    Ormet Corporation,
              11.00% 08/15/08@................        57,750
                                                 -----------
                                                     178,850
                                                 -----------
            NATURAL GAS DISTRIBUTION -- 0.3%
  40,000    Energy Corporation of America,
              9.50% 05/15/07..................        31,700
                                                 -----------
            OILFIELD SERVICES -- 1.0%
  30,000    Grant Prideco Inc.,
              9.63% 12/01/07@.................        30,975
  70,000    R&B Falcon Corporation,
              7.38% 04/15/18..................        63,700
                                                 -----------
                                                      94,675
                                                 -----------
            PACKAGING AND CONTAINERS -- 0.5%
  75,000    Crown Cork & Seal Company, Inc.,
              8.00% 04/15/23..................        31,500
  35,000    Crown Cork & Seal Finance plc,
              7.00% 12/15/06..................        17,850
                                                 -----------
                                                      49,350
                                                 -----------
            PHARMACEUTICALS -- 1.0%
 105,000    Caremark Rx, Inc.,
              7.38% 10/01/06..................        95,550
                                                 -----------
            PUBLISHING AND ADVERTISING -- 2.3%
 100,000    American Color Graphics,
              12.75% 08/01/05.................        92,000
  95,000    Marvel Enterprises, Inc.,
              12.00% 06/15/09.................        39,900
 115,000    Ziff Davis Media, Inc.,##
              12.00% 07/15/10@................        90,275
                                                 -----------
                                                     222,175
                                                 -----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.1%
  85,000    Ermis Maritime Holdings Ltd.,
              12.50% 03/15/06(a)..............        24,650
  85,000    Pegasus Shipping Hellas,
              11.88% 11/15/04(a)..............        29,750
  80,000    Sea Containers Ltd.,
              7.88% 02/15/08..................        52,400
                                                 -----------
                                                     106,800
                                                 -----------
            REAL ESTATE -- 0.6%
  65,000    CB Richard Ellis Services Inc.,
              8.88% 06/01/06..................        57,850
                                                 -----------

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.4%
$115,000    BF Saul,
              9.75% 04/01/08..................   $    97,175
 185,000    Crescent Real Estate Equities LP,
              7.00% 09/15/02..................       177,413
  70,000    Meditrust Companies,
              7.82% 09/10/26..................        58,800
                                                 -----------
                                                     333,388
                                                 -----------
            RESTAURANTS -- 0.4%
  85,000    Advantica Restaurant Group, Inc.,
              11.25% 01/15/08.................        39,100
                                                 -----------
            SPECIALTY STORES -- 0.5%
 120,000    Hollywood Entertainment
              Corporation, 10.63% 08/15/04....        48,000
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 11.6%
  75,000    360networks Inc.,
              13.00% 05/01/08.................        60,000
 150,000    Call-Net Enterprises, Inc.,
              9.38% 05/15/09..................        64,500
  45,000    COLO.com,
              13.88% 03/15/10@................        28,350
  80,000    Exodus Communications Inc.,
              11.25% 07/01/08.................        71,200
  70,000    Flag Telecom Holdings Ltd.,##
              11.63% 03/30/10.................        54,600
 200,000    Hermes Europe Railtel BV,
              11.50% 08/15/07.................        82,000
  80,000    HighwayMaster Communications,
              Inc., 13.75% 09/15/05...........        30,400
  85,000    IMPSAT Fiber Networks, Inc.,
              13.75% 02/15/05.................        56,100
  70,000    Level 3 Communications, Inc.,
              9.13% 05/01/08..................        56,525
 145,000    Millicom International Cellular
              SA, (0.00)% due 06/01/06 13.50%
              beginning 06/01/01..............       113,825
 155,000    Nextel International Inc.,
              12.75% 08/01/10@................       124,000
  10,000    Nextlink Communications,
              10.75% 11/15/08.................         8,250
  80,000    Orion Network Systems, Inc.,
              (0.00)% due 01/15/07
              12.50% beginning 01/01/02.......        20,800
  40,000    Orius Capital Corporation,
              12.75% 02/01/10.................        30,400
  80,000    Pagemart Nationwide,
              15.00% 02/01/05.................        56,000
  55,000    PSINet, Inc.,
              11.50% 11/01/08.................        14,850
  70,000    RCN Corporation,
              10.13% 01/15/10.................        35,700
 185,000    Voicestream Wireless,
              10.38% 11/15/09.................       198,181
  50,000    XO Communications Inc.,
              10.75% 06/01/09.................        41,000
                                                 -----------
                                                   1,146,681
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Annuity Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            UTILITIES -- MISCELLANEOUS -- 1.4%
$125,000    Aes Drax Holdings Ltd.,
              10.41% 12/31/20.................   $   133,480
                                                 -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $8,793,225)...............     8,033,540
                                                 -----------
            FOREIGN BONDS AND NOTES -- 1.6%
 100,000    Octel Developments plc,
              10.00% 05/01/06.................        94,000
  80,000    ONO Finance plc,
              14.00% 07/15/10@................        59,337
                                                 -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $148,467).................       153,337
                                                 -----------
 SHARES
--------
            PREFERRED STOCKS -- 4.1%
            BROADCASTING AND CABLE -- 1.3%
   1,320    Paxson Communications
              Corporation++(c)................       126,720
                                                 -----------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) -- 1.4%
   1,750    Sovereign REIT@...................       140,000
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 1.4%
   1,440    Nextel Communications,
              Inc.++(c).......................       138,960
                                                 -----------
            TOTAL PREFERRED STOCKS
              (Cost $443,510).................       405,680
                                                 -----------
            INVESTMENT COMPANIES -- 7.3%
            (Cost $716,025)
 716,025    Nations Cash Reserves#............       716,025
                                                 -----------
            TOTAL INVESTMENTS
              (Cost $10,851,588*)......  101.5%    9,988,324
                                                 -----------
            OTHER ASSETS AND
              LIABILITIES (NET)........   (1.5)%
            Cash..............................   $       554
            Dividends receivable..............         3,237
            Interest receivable...............       282,707
            Unrealized depreciation on forward
              foreign exchange contracts......        (3,046)
            Collateral on securities loaned...      (363,025)
            Investment advisory fee payable...           (99)
            Administration fee payable........        (1,882)
            Payable for investment securities
              purchased.......................       (49,800)
            Accrued Trustees' fees and
              expenses........................        (4,790)
            Accrued expenses and other
              liabilities.....................        (9,100)
                                                 -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...........................      (145,244)
                                                 -----------
            NET ASSETS.................  100.0%  $ 9,843,080
                                                 ===========

                                                    VALUE
------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Distributions in excess of net
              investment income...............   $    (8,845)
            Accumulated net realized loss on
              investments sold, foreign
              currencies and net other
              assets..........................      (192,991)
            Net unrealized depreciation of
              investments, foreign currencies
              and net other assets............      (866,047)
            Paid-in capital...................    10,910,963
                                                 -----------
            NET ASSETS........................   $ 9,843,080
                                                 ===========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($9,843,080 / 1,099,022 shares
              of common stock outstanding)....         $8.96
                                                 ===========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $866,638 on investment securities was comprised of gross appreciation of $222,080 and gross depreciation of $1,088,718 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $10,854,962.

 ++ Non-income producing security.

  @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $363,025.

 ## All or a portion of security was on loan at December 31, 2000.

 (a) Issue in default.

 (b) Issuer in bankruptcy.

 (c) PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

 (d) Fair valued investment.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the year ended December 31, 2000

                                                                INTERNATIONAL         FOCUSED           AGGRESSIVE
                                                                    VALUE             EQUITIES            GROWTH
                                                                 PORTFOLIO(a)        PORTFOLIO          PORTFOLIO
                                                                ----------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,228,
  $5,650, $15, $2,744, $1,319, $811, and $46,
  respectively).............................................    $       13,181     $      549,822     $       32,524
Interest....................................................             3,455          1,021,529             13,058
Securities lending..........................................                --             21,095                 --
                                                                --------------     --------------     --------------
    Total investment income.................................            16,636          1,592,446             45,582
                                                                --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................             5,826          1,032,602             39,793
Administration fee..........................................             1,424            316,665             14,081
Transfer agent fees.........................................             3,560             46,012              2,276
Custodian fees..............................................             5,913             12,952              2,672
Trustees' fees and expenses.................................             8,544             17,596             17,588
Shareholder servicing and distribution fees.................             1,618            344,298             15,305
Legal and audit fees........................................            16,554             73,208             26,362
Printing expense............................................             4,450             11,498              9,958
Amortization of organization costs..........................                --              3,888              3,888
Interest expense............................................                --                495                 --
Other.......................................................             1,246             11,381              6,106
                                                                --------------     --------------     --------------
    Total expenses..........................................            49,135          1,870,595            138,029
Fees waived and expenses reimbursed by investment advisor
  and/or distributor........................................           (41,005)          (355,132)           (76,739)
Fees reduced by credits allowed by the custodian............               (39)            (3,276)               (70)
                                                                --------------     --------------     --------------
    Net expenses............................................             8,091          1,512,187             61,220
                                                                --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................             8,545             80,259            (15,638)
                                                                --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................               908         (5,157,972)          (478,893)
  Futures contracts.........................................                --                 --            (66,526)
  Foreign currency and net other assets.....................              (365)                --                 --
                                                                --------------     --------------     --------------
Net realized gain/(loss) on investments.....................               543         (5,157,972)          (545,419)
                                                                --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................           (21,324)       (19,044,728)        (1,364,351)
  Futures contracts.........................................                --                 --               (239)
  Foreign currency and net other assets.....................                --                 --                 --
                                                                --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           (21,324)       (19,044,728)        (1,364,590)
                                                                --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......           (20,781)       (24,202,700)        (1,910,009)
                                                                --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $      (12,236)    $  (24,122,441)    $   (1,925,647)
                                                                ==============     ==============     ==============

---------------

(a) International Value and High Yield Bond commenced operations on July 7,
    2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

   GROWTH &           MANAGED                              HIGH YIELD
    INCOME             INDEX              VALUE               BOND
  PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO(a)
-----------------------------------------------------------------------
$      350,679     $      234,477     $      198,392     $       20,657
       542,036             80,354             16,573            541,950
        12,984                 --                284                848
--------------     --------------     --------------     --------------
       905,699            314,831            215,249            563,455
--------------     --------------     --------------     --------------
       613,154             91,399             66,058             26,540
       188,034             52,554             23,374             11,099
        26,804              8,326              3,730              3,560
         7,762              4,002              2,429              1,604
        17,588             17,590             17,508              8,544
       204,473             57,124             25,407             12,064
        53,840             35,084             30,442             16,554
         9,958             15,992             11,428              4,450
         3,888              3,888              3,888                 --
           531                 --                338                 --
         9,861              6,832              5,974              1,245
--------------     --------------     --------------     --------------
     1,135,893            292,791            190,576             85,660
      (235,123)          (121,348)           (88,524)           (37,048)
        (1,612)               (70)              (423)              (358)
--------------     --------------     --------------     --------------
       899,158            171,373            101,629             48,254
--------------     --------------     --------------     --------------
         6,541            143,458            113,620            515,201
--------------     --------------     --------------     --------------
      (332,906)          (438,241)           206,049           (192,991)
            --           (287,665)                --                 --
            --                 --                 --              1,012
--------------     --------------     --------------     --------------
      (332,906)          (725,906)           206,049           (191,979)
--------------     --------------     --------------     --------------
   (11,846,813)        (2,120,184)           360,758           (863,264)
            --            (16,900)                --                 --
            --                 --                 --             (2,783)
--------------     --------------     --------------     --------------
   (11,846,813)        (2,137,084)           360,758           (866,047)
--------------     --------------     --------------     --------------
   (12,179,719)        (2,862,990)           566,807         (1,058,026)
--------------     --------------     --------------     --------------
$  (12,173,178)    $   (2,719,532)    $      680,427     $     (542,825)
==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                         INTERNATIONAL
                                                        VALUE PORTFOLIO                   FOCUSED EQUITIES PORTFOLIO
                                                        ----------------          ------------------------------------------
                                                          PERIOD ENDED               YEAR ENDED                YEAR ENDED
                                                          12/31/00(a)                 12/31/00                  12/31/99
                                                        --------------------------------------------------------------------
Net investment income/(loss)........................    $          8,545          $         80,259          $        (93,837)
Net realized gain/(loss) on investments.............                 543                (5,157,972)                2,605,756
Net change in unrealized appreciation/(depreciation)
  of investments....................................             (21,324)              (19,044,728)               28,089,522
                                                        ----------------          ----------------          ----------------
Net increase/(decrease) in net assets resulting from
  operations........................................             (12,236)              (24,122,441)               30,601,441
Distributions to shareholders from net investment
  income............................................              (7,755)                  (80,259)                       --
Distributions to shareholders in excess of net
  investment income.................................                  --                    (1,577)                       --
Distributions to shareholders from net realized gain
  on investments....................................                  --                (2,581,660)                 (727,438)
Net increase/(decrease) in net assets from Fund
  share transactions................................           2,141,535                62,384,607                58,720,835
                                                        ----------------          ----------------          ----------------
Net increase/(decrease) in net assets...............           2,121,544                35,598,670                88,594,838
NET ASSETS:
Beginning of period.................................                  --               113,115,445                24,520,607
                                                        ----------------          ----------------          ----------------
End of period.......................................    $      2,121,544          $    148,714,115          $    113,115,445
                                                        ================          ================          ================
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period............................................    $            425          $             --          $             --
                                                        ================          ================          ================

---------------

(a) International Value commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

     AGGRESSIVE GROWTH PORTFOLIO                      GROWTH & INCOME PORTFOLIO
--------------------------------------          --------------------------------------
  YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
   12/31/00                12/31/99                12/31/00                12/31/99
--------------------------------------------------------------------------------------
$      (15,638)         $       13,544          $        6,541          $      (64,883)
      (545,419)                124,855                (332,906)              1,047,722
    (1,364,590)                385,285             (11,846,813)             17,460,976
--------------          --------------          --------------          --------------
    (1,925,647)                523,684             (12,173,178)             18,443,815
            --                 (13,544)                 (5,858)                     --
            --                  (2,847)                     --                      --
            --                      --                (993,456)                     --
      (651,135)              2,380,410              39,914,892              30,029,023
--------------          --------------          --------------          --------------
    (2,576,782)              2,887,703              26,742,400              48,472,838
     7,684,028               4,796,325              64,048,534              15,575,696
--------------          --------------          --------------          --------------
$    5,107,246          $    7,684,028          $   90,790,934          $   64,048,534
==============          ==============          ==============          ==============
$           --          $           --          $          683          $           --
==============          ==============          ==============          ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       MANAGED INDEX PORTFOLIO
                                                                -------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                   12/31/00                12/31/99
                                                                -------------------------------------
Net investment income/(loss)................................    $      143,458          $       92,544
Net realized gain/(loss) on investments.....................          (725,906)               (431,265)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................        (2,137,084)              2,937,980
                                                                --------------          --------------
Net increase/(decrease) in net assets resulting from
  operations................................................        (2,719,532)              2,599,259
Distributions to shareholders from net investment income....          (138,715)                (92,544)
Distributions to shareholders in excess of net investment
  income....................................................                --                  (2,553)
Distributions to shareholders from net realized gain on
  investments...............................................                --                      --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         4,721,070               8,244,288
                                                                --------------          --------------
Net increase/(decrease) in net assets.......................         1,862,823              10,748,450
NET ASSETS:
Beginning of period.........................................        20,679,534               9,931,084
                                                                --------------          --------------
End of period...............................................    $   22,542,357          $   20,679,534
                                                                ==============          ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of period................    $        4,743          $           --
                                                                ==============          ==============

---------------

(a) High Yield Bond commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                  HIGH YIELD
           VALUE PORTFOLIO                      BOND PORTFOLIO
--------------------------------------          --------------
  YEAR ENDED              YEAR ENDED             PERIOD ENDED
   12/31/00                12/31/99              12/31/00(a)
--------------------------------------------------------------
$      113,620          $       55,114          $      515,201
       206,049                (252,307)               (191,979)
       360,758                 366,501                (866,047)
--------------          --------------          --------------
       680,427                 169,308                (542,825)
      (108,868)                (55,114)               (515,201)
            --                  (3,387)                 (9,857)
            --                      --                      --
      (143,460)              4,888,909              10,910,963
--------------          --------------          --------------
       428,099               4,999,716               9,843,080
    10,644,773               5,645,057                      --
--------------          --------------          --------------
$   11,072,872          $   10,644,773          $    9,843,080
==============          ==============          ==============
$        4,752          $           --          $       (8,845)
==============          ==============          ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                           INTERNATIONAL VALUE PORTFOLIO
                                                                    PERIOD ENDED
                                                                DECEMBER 31, 2000(a)
                                                           ------------------------------
                                                              SHARES          DOLLARS
                                                           ------------------------------
Sold.....................................................     228,703       $ 2,177,882
Issued as reinvestment of dividends......................         827             7,755
Repurchased..............................................      (4,491)          (44,102)
                                                            ---------       -----------
Net increase/(decrease)..................................     225,039       $ 2,141,535
                                                            =========       ===========

                                                                         FOCUSED EQUITIES PORTFOLIO
                                                                  YEAR ENDED                    YEAR ENDED
                                                              DECEMBER 31, 2000             DECEMBER 31, 1999
                                                           ------------------------      ------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                           ------------------------------------------------------
Sold.....................................................  3,569,152    $65,535,788      3,946,905    $59,984,099
Issued as reinvestment of dividends......................    144,163      2,663,496         48,789        727,437
Repurchased..............................................   (331,987)    (5,814,677)      (142,964)    (1,990,701)
                                                           ---------    -----------      ---------    -----------
Net increase/(decrease)..................................  3,381,328    $62,384,607      3,852,730    $58,720,835
                                                           =========    ===========      =========    ===========

                                                                        AGGRESSIVE GROWTH PORTFOLIO
                                                                  YEAR ENDED                    YEAR ENDED
                                                              DECEMBER 31, 2000             DECEMBER 31, 1999
                                                           ------------------------      ------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                           ------------------------------------------------------
Sold.....................................................    151,476    $ 1,589,921        280,139    $ 3,169,471
Issued as reinvestment of dividends......................         --             --          1,458         16,391
Repurchased..............................................   (208,816)    (2,241,056)       (72,663)      (805,452)
                                                           ---------    -----------      ---------    -----------
Net increase/(decrease)..................................    (57,340)   $  (651,135)       208,934    $ 2,380,410
                                                           =========    ===========      =========    ===========

                                                                         GROWTH & INCOME PORTFOLIO
                                                                  YEAR ENDED                    YEAR ENDED
                                                              DECEMBER 31, 2000             DECEMBER 31, 1999
                                                           ------------------------      ------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                           ------------------------------------------------------
Sold.....................................................  2,417,331    $44,373,638      2,153,251    $30,512,813
Issued as reinvestment of dividends......................     61,385        999,314             --             --
Repurchased..............................................   (316,336)    (5,458,060)       (37,540)      (483,790)
                                                           ---------    -----------      ---------    -----------
Net increase/(decrease)..................................  2,162,380    $39,914,892      2,115,711    $30,029,023
                                                           =========    ===========      =========    ===========

---------------

(a) International Value commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           MANAGED INDEX PORTFOLIO
                                                                    YEAR ENDED                   YEAR ENDED
                                                                DECEMBER 31, 2000            DECEMBER 31, 1999
                                                             ------------------------      ----------------------
                                                              SHARES        DOLLARS         SHARES      DOLLARS
                                                             ----------------------------------------------------
Sold.......................................................    488,423    $ 6,103,255       714,740    $8,529,730
Issued as reinvestment of dividends........................     12,041        138,714         7,482        95,097
Repurchased................................................   (119,382)    (1,520,899)      (33,590)     (380,539)
                                                             ---------    -----------      --------    ----------
Net increase/(decrease)....................................    381,082    $ 4,721,070       688,632    $8,244,288
                                                             =========    ===========      ========    ==========

                                                                               VALUE PORTFOLIO
                                                                    YEAR ENDED                   YEAR ENDED
                                                                DECEMBER 31, 2000            DECEMBER 31, 1999
                                                             ------------------------      ----------------------
                                                              SHARES        DOLLARS         SHARES      DOLLARS
                                                             ----------------------------------------------------
Sold.......................................................    185,386    $ 1,937,650       500,921    $5,318,789
Issued as reinvestment of dividends........................      9,686        108,868         5,658        58,501
Repurchased................................................   (217,576)    (2,189,978)      (45,764)     (488,381)
                                                             ---------    -----------      --------    ----------
Net increase/(decrease)....................................    (22,504)   $  (143,460)      460,815    $4,888,909
                                                             =========    ===========      ========    ==========

                                                             HIGH YIELD BOND PORTFOLIO
                                                                    PERIOD ENDED
                                                                DECEMBER 31, 2000(a)
                                                             --------------------------
                                                               SHARES        DOLLARS
                                                             --------------------------
Sold.......................................................  1,043,377     $10,415,386
Issued as reinvestment of dividends........................     58,731         525,058
Repurchased................................................     (3,086)        (29,481)
                                                             ---------     -----------
Net increase/(decrease)....................................  1,099,022     $10,910,963
                                                             =========     ===========

---------------

(a) High Yield Bond commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS      DIVIDENDS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                            ------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
  PORTFOLIO
Period ended
  12/31/2000**............   $10.00        $ 0.04           $(0.57)          $(0.53)         $(0.04)            --
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2000#....   $19.71        $ 0.01           $(3.09)          $(3.08)         $(0.01)        $(0.00)***
Year ended 12/31/1999#....    13.00         (0.03)            6.90             6.87              --             --
Period ended
  12/31/1998*.............    10.00          0.02             3.00             3.02           (0.02)##          --
AGGRESSIVE GROWTH
  PORTFOLIO
Year ended 12/31/2000.....   $11.63        $(0.03)          $(3.13)          $(3.16)             --             --
Year ended 12/31/1999#....    10.62          0.02             1.02             1.04          $(0.03)            --
Period ended
  12/31/1998*.............    10.00          0.02             0.62             0.64           (0.02)##          --
GROWTH & INCOME PORTFOLIO
Year ended 12/31/2000#....   $18.86        $ 0.00***        $(2.34)          $(2.34)         $(0.00)***         --
Year ended 12/31/1999#....    12.16         (0.03)            6.73             6.70              --             --
Period ended
  12/31/1998*.............    10.00          0.02             2.16             2.18           (0.02)##          --


                            DISTRIBUTIONS
                              FROM NET
                              REALIZED
                                GAINS
                            -------------
INTERNATIONAL VALUE
  PORTFOLIO
Period ended
  12/31/2000**............         --
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2000#....     $(0.31)
Year ended 12/31/1999#....      (0.16)
Period ended
  12/31/1998*.............         --
AGGRESSIVE GROWTH
  PORTFOLIO
Year ended 12/31/2000.....         --
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --
GROWTH & INCOME PORTFOLIO
Year ended 12/31/2000#....     $(0.19)
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** International Value commenced operations on July 7, 2000.

 *** Amount represents less than $0.01 per share.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(0.04)         $ 9.43         (5.35)%   $  2,122       1.25%+           1.32%+            2%           7.59%+
   $(0.32)##       $16.31        (15.82)%   $148,714       1.10%(a)(b)       0.06%          141%           1.36%(a)
    (0.16)          19.71         53.28      113,115       1.10(a)         (0.17)           134            1.38(a)
    (0.02)##        13.00         30.16       24,521       1.10+(a)         0.33+           236            1.94+(a)
   $   --          $ 8.47        (27.17)%   $  5,107       1.00%(a)        (0.25)%          140%           2.25%(a)
    (0.03)          11.63          9.75        7,684       1.00(a)(b)       0.22             50            1.81(a)
    (0.02)##        10.62          6.44        4,796       1.00+(a)         0.44+            40            2.41+(a)
   $(0.19)         $16.33        (12.42)%   $ 90,791       1.10%(a)(b)       0.01%          122%           1.39%(a)
       --           18.86         55.10       64,049       1.10(a)         (0.20)           110            1.41(a)
    (0.02)##        12.16         21.80       15,576       1.10+(a)         0.40+           184            1.99+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS      DIVIDENDS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                            ------------------------------------------------------------------------------------------
MANAGED INDEX PORTFOLIO
Year ended 12/31/2000.....   $13.03         $0.07           $(1.57)          $(1.50)         $(0.07)            --
Year ended 12/31/1999#....    11.06          0.08             1.95             2.03           (0.06)            --
Period ended
  12/31/1998*.............    10.00          0.06             1.07             1.13           (0.07)##          --
VALUE PORTFOLIO
Year ended 12/31/2000#....   $10.61         $0.12           $ 0.67           $ 0.79          $(0.11)            --
Year ended 12/31/1999#....    10.41          0.07             0.19             0.26           (0.06)            --
Period ended
  12/31/1998*.............    10.00          0.04             0.41             0.45           (0.04)##          --
HIGH YIELD BOND PORTFOLIO
Period ended
  12/31/2000**............   $10.00         $0.50           $(1.03)          $(0.53)         $(0.50)        $(0.01)

                            DISTRIBUTIONS
                              FROM NET
                              REALIZED
                            CAPITAL GAINS
                            -------------
MANAGED INDEX PORTFOLIO
Year ended 12/31/2000.....         --
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --
VALUE PORTFOLIO
Year ended 12/31/2000#....         --
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --
HIGH YIELD BOND PORTFOLIO
Period ended
  12/31/2000**............         --

---------------

 * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** High Yield Bond commenced operations on July 7, 2000.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                                            WITHOUT WAIVERS
                                                                                                            AND/OR EXPENSE
                                                                                                            REIMBURSEMENTS
                                                                                                            ---------------
                                                         RATIO OF                RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING            NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO             INCOME TO       PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET            AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS                  ASSETS          RATE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
   $(0.07)         $11.46        (11.51)%   $22,542        0.75%(a)                0.63%            80%          1.28%(a)
    (0.06)          13.03         18.27      20,680        0.75(a)                 0.64             76           1.07(a)
    (0.07)##        11.06         11.39       9,931        0.75+(a)                1.04+            16           1.62+(a)
   $(0.11)         $11.29          7.47%    $11,073        1.00%(a)(b)             1.12%           174%          1.87%(a)
    (0.06)          10.61          2.50      10,645        1.00(a)                 0.67             82           1.68(a)
    (0.04)##        10.41          4.48       5,645        1.00+(a)                0.83+            27           2.32+(a)
   $(0.51)         $ 8.96         (5.34)%   $ 9,843        1.00%+                 10.68%+           74%          1.78%+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations Annuity Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. At December 31, 2000, the Trust offered ten separate portfolios. These financial statements pertain only to seven of the portfolios: Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Aggressive Growth Portfolio (formerly Disciplined Equity Portfolio), Nations Marsico Growth & Income Portfolio, Nations Managed Index Portfolio, Nations Value Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). Financial Statements for the other portfolios of the Trust are presented under separate cover. The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International
  Value --             Seeks long-term capital
                       appreciation by investing
                       primarily in equity
                       securities of foreign
                       issuers, including emerging
                       market countries.
Focused Equities --    Seeks long-term growth of
                       capital.
Aggressive
  Growth --            Seeks capital appreciation.
Growth & Income --     Seeks long-term growth of
                       capital with a limited
                       emphasis on income.
Managed Index --       Seeks, over the long-term,
                       to provide a total return
                       that (before fees and
                       expenses) exceeds the total
                       return of the Standard &
                       Poor's 500 Composite Stock
                       Price Index.
Value --               Seeks growth of capital by
                       investing in companies that
                       are believed to be
                       undervalued.
High Yield Bond --     Seeks maximum income by
                       investing in a diversified
                       portfolio of high yield debt
                       securities.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields, and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: All Portfolios may invest in futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or other liquid assets equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contracts are closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contracts on the closing date and the value of the contracts when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

NATIONS FUNDS

Foreign currency translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately stated in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to seek to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require all of the Portfolios to classify gains and losses realized on principal paydowns received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting this accounting principle will not affect the Portfolios' net asset value but will change the classification between interest income and realized gain/loss in the Statement of operations. The Portfolios expect that the impact of the adoption of this principle will not be material to the financial statements.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains), annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America.

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are

NATIONS FUNDS
due primarily to different book and tax accounting for net operating losses and foreign currency gains and losses.

Reclassifications for the year ended December 31, 2000 were as follows:

                               INCREASE/
                              (DECREASE)      INCREASE/
                             UNDISTRIBUTED    (DECREASE)    INCREASE/
                                  NET        ACCUMULATED    (DECREASE)
                              INVESTMENT     NET REALIZED    PAID-IN-
         PORTFOLIO              INCOME       GAIN/(LOSS)     CAPITAL
----------------------------------------------------------------------
International Value........     $  (365)       $   351       $     14
Focused Equities...........       1,662            (85)        (1,577)
Aggressive Growth..........      15,638             --        (15,638)
Growth & Income............        (305)           305             --
High Yield Bond............       1,012         (1,012)            --

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes. The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Portfolios. Under the terms of the investment advisory agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each
Portfolio:

                 PORTFOLIO                    ANNUAL RATE
---------------------------------------------------------
International Value.........................     0.90%
Focused Equities, Growth & Income...........     0.75%
Aggressive Growth, Value....................     0.65%
High Yield Bond.............................     0.55%
Managed Index...............................     0.40%

The Trust has, on behalf of the Portfolios listed below, entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the following maximum annual rate of each Portfolio's average daily net assets:

PORTFOLIO                                     ANNUAL RATE
---------------------------------------------------------
Managed Index...............................     0.10%
Aggressive Growth, Value....................     0.25%

The Trust has, on behalf of the Focused Equities and Growth & Income Portfolios, entered into a sub-advisory agreement with Marsico Capital Management, LLC ("Marsico"), pursuant to which Marsico is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.45% of each Portfolio's average daily net assets. At the end of the fiscal period, Marsico Management Holdings, LLC, a partially-owned subsidiary of Bank of America, owned 50% of the equity of Marsico.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BAAI and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BAAI and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid

NATIONS FUNDS
monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Value Portfolio and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BAAI. For the year ended December 31, 2000, Stephens and BAAI earned 0.06% and 0.11% respectively, of the Portfolios' average daily net assets for their co-administration services.

BAAI and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Portfolio. For the year ended December 31, 2000, BAAI and Stephens agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Aggressive Growth Portfolio, Value Portfolio and High Yield Bond Portfolio, 0.50% for the Managed Index Portfolio, 1.10% for the Focused Equities Portfolio and Growth & Income Portfolio and 1.25% for the International Value Portfolio.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the year ended December 31, 2000, expenses of the Trust were reduced by $5,848 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the year ended December 31, 2000, the Focused Equities Portfolio and the Growth & Income Portfolio paid commissions of $20,709 and $3,214, respectively, to certain affiliates of BAAI in connection with the execution of various portfolio transactions.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company advised by BAAI. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended December 31, 2000, the Portfolios earned $126,738 in the aggregate from such investments, which is included in interest income.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. In the year ended December 31, 2000, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees except for the Managed Index Portfolio, where there were no waivers of these fees.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended December 31, 2000, were as follows:

PORTFOLIO                  PURCHASES         SALES
------------------------------------------------------
International Value.....  $  2,031,677    $     21,512
Focused Equities........   226,213,890     173,386,884
Aggressive Growth.......     8,295,903       8,892,441
Growth & Income.........   119,759,608      91,307,166
Managed Index...........    20,561,400      16,126,737
Value...................    17,100,718      17,403,055
High Yield Bond.........    12,775,303       2,544,890

NATIONS FUNDS

5.  FUTURES CONTRACTS

At December 31, 2000, the following Portfolio had futures contracts open:

                                                                            VALUE OF                        UNREALIZED
                                                              NUMBER OF     CONTRACT      MARKET VALUE    APPRECIATION/
DESCRIPTION                                                   CONTRACTS    WHEN OPENED    OF CONTRACT     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
MANAGED INDEX:
S&P 500 EMINI Futures (long position) expiring March
  2001(a)...................................................     11         $749,576        $734,250         $(15,326)

---------------
(a) Securities have been segregated as collateral for the Managed Index Portfolio for open futures contracts.

6.  FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2000, the following Portfolio had forward foreign currency contracts outstanding:

                                                                   VALUE OF          VALUE OF                        UNREALIZED
                                                                   CONTRACT          CONTRACT      MARKET VALUE    APPRECIATION/
                                                    LOCAL        WHEN OPENED       WHEN OPENED     OF CONTRACT     (DEPRECIATION)
DESCRIPTION                                        CURRENCY    (LOCAL CURRENCY)    (US DOLLARS)    (US DOLLARS)     (US DOLLARS)
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND:
Contract to Sell:
Expiring March 01, 2001..........................    Euro           50,000           $44,293         $47,068          $(2,775)
Expiring March 01, 2001..........................    Euro            5,599             5,000           5,271             (271)

7.  LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of no less than 4 to 1 net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At December 31, 2000, there were no loans outstanding under this Agreement. For the year ended December 31, 2000, borrowings by the Portfolios under the Agreement were as follows:

                                      AVERAGE      AVERAGE
                                      AMOUNT       INTEREST
PORTFOLIO                           OUTSTANDING      RATE
-----------------------------------------------------------
Focused Equities..................    $7,775         6.37%
Growth & Income...................     8,336         6.37
Value.............................     5,006         6.79

The average amount outstanding was calculated based on daily balances in the period.

The Trust also participated with other Nations Funds in a committed line of credit provided by BNY that was terminated on December 7, 2000. Interest on borrowings under the committed line was payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit was charged, of which each Portfolio paid its pro rata share. This fee was paid quarterly in arrears. Each participating Portfolio was required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended December 7, 2000, there were no borrowings by the Portfolios under the committed line of credit.

8.  SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

NATIONS FUNDS

At December 31, 2000, the following Portfolios had securities on loan:

                              MARKET VALUE OF     MARKET VALUE
PORTFOLIO                    LOANED SECURITIES    OF COLLATERAL
---------------------------------------------------------------
Focused Equities...........     $2,472,149         $2,717,219
Growth & Income............      1,468,713          1,598,817
Value......................        179,063            188,592
High Yield Bond............        354,545            363,025

9.  CAPITAL LOSS CARRYFORWARD

As of December 31, 2000, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

                       EXPIRING    EXPIRING IN    EXPIRING IN
PORTFOLIO              IN 2006        2007           2008
-------------------------------------------------------------
Focused Equities.....  $    --      $     --      $5,660,894
Aggressive Growth....   78,483            --         530,720
Growth & Income......       --            --         262,272
Managed Index........   36,966       221,488         517,770
Value................       --       169,864              --
High Yield Bond......       --            --         137,275

As of December 31, 2000, the following Portfolios utilized capital losses during the year as follows:

                                            CAPITAL LOSSES
PORTFOLIO                                      UTILIZED
----------------------------------------------------------
Value.....................................     $164,686

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 2000, the following Portfolios have elected to defer losses occurring between November 1, 2000 and December 31, 2000 under these rules, as follows:

                                CAPITAL LOSSES   CURRENCY LOSSES
PORTFOLIO                          DEFERRED         DEFERRED
----------------------------------------------------------------
International Value...........     $     --           $   86
Managed Index.................      261,288               --
High Yield Bond...............       52,342            2,601

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2001.

10.  SUBSEQUENT EVENTS

On January 2, 2001, Bank of America purchased the remaining 50% equity interest in Marsico. Marsico is now a wholly-owned subsidiary of Bank of America.

Effective on May 1, 2001, The Trust will change its name to Nations Separate Account Trust.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS ANNUITY TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Aggressive Growth Portfolio, Nations Marsico Growth & Income Portfolio, Nations Managed Index Portfolio, Nations Value Portfolio and Nations High Yield Bond Portfolio (seven of the portfolios of Nations Annuity Trust, hereafter referred to as the "Trust") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2001

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